FIDELITY
OTC
PORTFOLIO
ANNUAL REPORT
JULY 31, 1998
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    19  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   23  Notes to the financial statements.

REPORT OF INDEPENDENT   28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           29

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998              PAST 1  PAST 5   PAST 10
                                         YEAR    YEARS    YEARS

Fidelity OTC                             11.87%  134.86%  405.96%

Fidelity OTC (incl. 3.00% sales charge)  8.51%   127.81%  390.78%

NASDAQ                                   17.96%  176.46%  440.12%

Mid-Cap Funds Average                    7.71%   107.76%  320.81%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite Index - an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 294 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998                   PAST 1  PAST 5  PAST 10
                                              YEAR    YEARS   YEARS

Fidelity OTC                                  11.87%  18.62%  17.60%

Fidelity OTC (incl. 3.00% sales charge)       8.51%   17.90%  17.24%

NASDAQ                                        17.96%  22.55%  18.37%

Mid-Cap Funds Average                         7.71%   15.51%  15.15%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             OTC Portfolio               FID NASDAQ w/Wilshire Div
             00093                       F0091
  1988/07/31       9700.00                    10000.00
  1988/08/31       9467.63                     9734.00
  1988/09/30       9829.69                    10035.35
  1988/10/31       9824.29                     9912.41
  1988/11/30       9505.46                     9640.06
  1988/12/31       9719.39                     9910.88
  1989/01/31      10346.09                    10442.10
  1989/02/28      10318.61                    10414.59
  1989/03/31      10769.39                    10611.19
  1989/04/30      11297.14                    11168.21
  1989/05/31      11802.90                    11668.77
  1989/06/30      11775.42                    11398.55
  1989/07/31      12292.17                    11898.47
  1989/08/31      12841.91                    12320.26
  1989/09/30      12915.24                    12429.19
  1989/10/31      12479.76                    11989.85
  1989/11/30      12594.36                    12016.86
  1989/12/31      12673.35                    11998.47
  1990/01/31      11773.51                    10984.81
  1990/02/28      12100.72                    11265.17
  1990/03/31      12560.08                    11537.79
  1990/04/30      12195.11                    11143.93
  1990/05/31      12994.28                    12191.63
  1990/06/30      13019.45                    12295.58
  1990/07/31      12849.54                    11671.65
  1990/08/31      11742.04                    10168.42
  1990/09/30      11095.83                     9204.88
  1990/10/31      10861.82                     8828.41
  1990/11/30      11615.84                     9625.96
  1990/12/31      12071.22                    10037.56
  1991/01/31      13021.81                    11136.51
  1991/02/28      14031.00                    12196.39
  1991/03/31      14818.82                    12999.08
  1991/04/30      14792.78                    13079.65
  1991/05/31      15515.49                    13672.09
  1991/06/30      14766.73                    12871.86
  1991/07/31      15808.48                    13593.69
  1991/08/31      16641.87                    14249.33
  1991/09/30      16495.63                    14297.33
  1991/10/31      17212.83                    14749.81
  1991/11/30      16399.08                    14246.93
  1991/12/31      18005.36                    15960.47
  1992/01/31      18782.83                    16898.32
  1992/02/29      18819.16                    17275.72
  1992/03/31      18216.08                    16481.80
  1992/04/30      17678.39                    15813.09
  1992/05/31      17932.70                    16010.52
  1992/06/30      17540.33                    15432.98
  1992/07/31      17910.90                    15921.09
  1992/08/31      17467.67                    15451.98
  1992/09/30      18006.81                    16021.03
  1992/10/31      18677.82                    16639.20
  1992/11/30      19996.16                    17963.76
  1992/12/31      20695.32                    18647.24
  1993/01/31      20832.48                    19198.30
  1993/02/28      20017.58                    18510.28
  1993/03/31      20711.46                    19061.67
  1993/04/30      20106.33                    18286.04
  1993/05/31      20646.91                    19385.06
  1993/06/30      20671.12                    19497.55
  1993/07/31      20897.03                    19536.54
  1993/08/31      21284.31                    20612.44
  1993/09/30      21869.27                    21184.61
  1993/10/31      22157.71                    21661.43
  1993/11/30      21572.08                    20989.85
  1993/12/31      22419.96                    21632.29
  1994/01/31      23023.65                    22310.96
  1994/02/28      22782.17                    22108.51
  1994/03/31      21872.00                    20760.14
  1994/04/30      21268.31                    20511.15
  1994/05/31      21156.86                    20568.57
  1994/06/30      20376.72                    19770.39
  1994/07/31      20822.52                    20243.78
  1994/08/31      21862.71                    21482.28
  1994/09/30      21918.44                    21465.69
  1994/10/31      22419.96                    21857.53
  1994/11/30      21686.25                    21114.79
  1994/12/31      21815.65                    21182.81
  1995/01/31      21768.78                    21296.24
  1995/02/28      22912.53                    22405.15
  1995/03/31      23681.28                    23090.62
  1995/04/30      24675.03                    23869.87
  1995/05/31      25378.16                    24475.32
  1995/06/30      27346.91                    26447.85
  1995/07/31      29146.91                    28391.37
  1995/08/31      29521.91                    28951.42
  1995/09/30      29947.96                    29640.57
  1995/10/31      29785.57                    29452.14
  1995/11/30      30320.52                    30131.27
  1995/12/31      30154.78                    29951.85
  1996/01/31      30085.18                    30191.03
  1996/02/29      31158.95                    31358.84
  1996/03/31      31218.60                    31417.99
  1996/04/30      33177.22                    33980.56
  1996/05/31      34390.17                    35511.16
  1996/06/30      33187.16                    33858.25
  1996/07/31      31019.75                    30889.41
  1996/08/31      32849.12                    32645.25
  1996/09/30      35153.29                    35103.35
  1996/10/31      35011.76                    34964.87
  1996/11/30      37504.82                    37016.40
  1996/12/31      37312.02                    36987.79
  1997/01/31      38806.32                    39548.61
  1997/02/28      36912.78                    37533.88
  1997/03/31      34106.67                    35045.39
  1997/04/30      35486.91                    36180.86
  1997/05/31      38669.44                    40200.55
  1997/06/30      39707.47                    41414.98
  1997/07/31      43870.99                    45789.23
  1997/08/31      43186.58                    45618.73
  1997/09/30      46097.57                    48460.78
  1997/10/31      42286.40                    45829.67
  1997/11/30      42145.68                    46040.49
  1997/12/31      41010.97                    45187.96
  1998/01/31      41930.50                    46616.12
  1998/02/28      47423.15                    50985.92
  1998/03/31      48624.66                    52880.26
  1998/04/30      49151.86                    53841.06
  1998/05/31      45620.87                    51279.19
  1998/06/30      48685.96                    54637.57
  1998/07/31      49078.30                    54011.52
IMATRL PRASUN   SHR__CHT 19980731 19980811 155753 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity OTC Portfolio on July 31, 1988 and the current 3% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $49,078 - a 390.78% increase on the initial investment. For comparison, look at how the NASDAQ did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $54,012 - a 440.12% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For the most part, the past 12 months
have been witness to solid gains
and record-setting stock market
performance in the U.S. Despite
that, the final few weeks of the
period ending July 31, 1998, left
many investors asking "What have
you done for me lately?" For the
12-month period, the Standard &
Poor's 500 Index - a measure of
the U.S. stock market - produced
a return of 19.29%. But whether
one of the longest running bull
markets in recent history is now
an endangered species remains
to be seen. There have been some
extraordinary highs and lows in
the equity market over the past
12 months. In late October, the
Dow Jones Industrial Average fell
550-plus points in one trading
session. That, however, was quickly
overcome by the first quarter of
1998 as investors in stocks were
rewarded with strong gains and
an upward trend in stock prices.
But despite low interest rates, a
strong economy and tame inflation
domestically, investor uncertainty
over corporate earnings reports
and the Asian market upheaval
began to have a tangible effect on
our markets at home. After hitting
a record of 9337.97 on July 17,
1998, the Dow Jones Industrial
Average racked up losses of over
400 points the week of July 20th.
Still, the 12-month S&P return of
19.29% is nearly twice that of
the stock market's historical
annual performance.
An interview with Robert Bertelson, Portfolio Manager of Fidelity OTC
Portfolio
Q. BOB, HOW DID THE FUND PERFORM?
A. For the 12 months that ended July 31, 1998, the fund returned 11.87%, while the NASDAQ Composite Index returned 17.96% and the mid-cap funds average tracked by Lipper Analytical Services returned 7.71%.
Q. WHY DID THE FUND BEAT ITS PEERS OVER THE PERIOD, YET TRAIL THE
NASDAQ INDEX?
A. During the course of the period, market breadth was very poor. That is, gains in major indexes like the NASDAQ were a result of the stellar performance of only a very few stocks. For the most part, these were large-capitalization stocks that provided significant liquidity - they were easily tradable because they had a good number of shares outstanding. This characteristic was attractive to investors given the collapse in the Far East that started to affect U.S. markets in October 1997. The fund's focus on the NASDAQ leads it to invest in large-, mid- and small-caps. Mid-cap funds, however, had a different focus, with little or no exposure to the large-cap market leaders that drove the NASDAQ. Hence, mid-cap funds suffered relative to OTC Portfolio. Relative to NASDAQ, the fund was hurt due to investments in economically sensitive technology stocks that suffered a severe correction in the fourth quarter of 1997.
Q. BUT THERE WERE OTHER PROBLEMS WITH THE TECHNOLOGY SECTOR, TOO  . .
 .
A. Yes, there were. Many major personal computer (PC) companies have been reorganizing how they do business, trying to emulate the cost structure of Dell Computer. This company sells directly to the public instead of through distributors or retailers, assembling its PCs only after an order has been placed. As PC manufacturers have transitioned to this set-up, they have markedly reduced their inventories. This caused problems for companies that furnish PC components. However, toward the end of the period, these component companies appeared to be working through this inventory correction.
Q. LET'S LOOK AT SOME OF THE FUND'S OTHER SECTOR WEIGHTINGS . . .
A. Finance was the best-performing sector of the NASDAQ in 1997, but valuations were high there as we entered 1998. In addition, financial services companies typically do well when short-term interest rates are low and long-term rates are high. During the past six months, short- and long-term interest rates were at about the same level, so these companies' prospects were less attractive. Increases in the utilities sector - mainly telecommunications - and in media and leisure were designed to take advantage of increased demand by both business and consumers for access to an increasingly broad range of information and communications services.
Q. WHICH STOCKS PROVIDED STRONG PERFORMANCE? WHICH ONES DISAPPOINTED?
A. Microsoft - the fund's largest holding at about 9% of investments - did very well as investors gravitated toward its predictable growth and strong management. Also in the technology sector, EMC and Cisco, leaders in data storage and networking, respectively, benefited from the near-dominance of their industries. Investors were attracted to the turnarounds achieved by cable companies, such as fund holding Tele-Communications, Inc. (TCI), which were sparked by an ability to deliver a variety of services over cable networks. TCI also was buoyed because AT&T announced its intention to purchase the company. On the negative side, Quantum, a manufacturer of disc drives for PCs, was caught in the downdraft of the inventory correction and by the problems in Asia. Oracle, a database and computer applications firm, suffered from a poorly executed reorganization of its sales force that caused it to fall short of an earnings forecast late in 1997.
Q. WHAT'S YOUR OUTLOOK?
A. Asia remains an open issue. It's unclear whether the new Japanese leadership will be willing or able to restimulate that economy. Unless it does, Asia is likely to remain a region that faces economic challenges. The longer the Asian problems continue, the greater the potential for that part of the world to drag down the rest of the world with it. On the other hand, the U.S. economy remains strong, consumer confidence is high, and unemployment and interest rates are low. If Asia stabilizes and overall global economic growth rekindles, interest rates may rebound from low levels, which could cause a correction for many stock prices. Because of this uncertain backdrop, I'm trying to structure the fund to maintain a level of liquidity that would insulate it from potential difficulties, as well as allow me to take advantage of emerging opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BOB BERTELSON ON VOLATILITY:
"Most investors tend to dislike
volatility. My feeling is that if
investors have a longer-term
investment horizon, they should
welcome volatility, not fear it. If
we've done our work correctly at
Fidelity, we can take advantage of
volatility in individual stocks; we
know the companies well enough
to take advantage of moments to
buy more shares or pare back when
their stock prices spike upward or
downward even though company
fundamentals haven't changed.
Remember, the OTC market
consists of rapidly growing
companies that attract momentum
investors. These are investors who
focus on the acceleration of a
company's earnings or stock price
performance, and they can be very
sensitive to comparatively small or
short-term changes in a company's
fundamental outlook. OTC
companies often have lower liquidity
- or fewer shares outstanding -
than the companies on the New York
Stock Exchange, so large
transactions can cause dramatic
shifts in price. Consequently,
momentum investors can push stock
prices up and down very rapidly on
the NASDAQ based on short-term
news events. Because of this
volatility, I advise investors not to get too excited when these stocks are up or down sharply in any six-month period. Investors in the OTC market need to have a longer-term time frame. Most importantly, I believe these rapidly growing capital-appreciation stocks have the potential to create wealth for investors over the long term. In short, diving right into volatile situations instead of shrinking from them provides an opportunity for our organization to add value and make money for investors."
FUND FACTS
GOAL: long-term capital growth
by investing mainly in equity
securities traded on the
over-the-counter market
FUND NUMBER: 093
TRADING SYMBOL: FOCPX
START DATE: December 31, 1984
SIZE: as of July 31, 1998,
more than $4.4 billion
MANAGER: Robert Bertelson,
since 1997; manager, Fidelity
Convertible Securities Fund,
1996-1997; Fidelity Select
Industrial Equipment Portfolio,
1994-1996; Fidelity Select
Energy Portfolio, 1992-
1994; joined Fidelity in 1991
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF JULY 31, 1998

                                                % OF FUND'S   % OF FUND'S INVESTMENTS
                                                INVESTMENTS   IN THESE STOCKS
                                                              6 MONTHS AGO

Microsoft Corp.                                  8.8           8.2

Intel Corp.                                      8.0           4.9

WorldCom, Inc.                                   4.8           4.4

Oracle Corp.                                     2.9           0.0

EMC Corp.                                        2.5           2.4

MCI Communications Corp.                         2.4           0.0

Tele-Communications, Inc. (TCI Group) Series A   1.9           0.7

Cisco Systems, Inc.                              1.6           3.9

Ascend Communications, Inc.                      1.5           0.6

Tele-Communications, Inc.                        1.5           0.8
(TCI Ventures Group) Series A



TOP FIVE MARKET SECTORS AS OF JULY 31, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

TECHNOLOGY                                    51.8          54.9

UTILITIES                                     9.8           6.6

FINANCE                                       9.6           11.1

MEDIA & LEISURE                               8.9           5.4

HEALTH                                        7.6           3.1


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JULY 31, 1998 * AS OF JANUARY 31, 1998 **
ROW: 1, COL: 1, VALUE: 96.59999999999999
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 1.9
STOCKS 95.4%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 4.6%
FOREIGN
INVESTMENTS 3.7%
STOCKS 97.6%
BONDS 0.5%
SHORT-TERM
INVESTMENTS 1.9%
FOREIGN
INVESTMENTS 1.7%
ROW: 1, COL: 1, VALUE: 95.40000000000001
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 4.6
*
**


INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 97.0%

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.5%

Hanna (M.A.) Co.                                      100,000                $ 1,481

Ivex Packaging Corp.                                  400,000                 8,600

MacDermid, Inc.                                       300,000                 10,444

                                                                              20,525

CONSTRUCTION & REAL ESTATE - 0.4%

REAL ESTATE - 0.4%

Stewart Enterprises, Inc. Class A                     729,300                 16,569

DURABLES - 0.7%

CONSUMER ELECTRONICS - 0.2%

Gemstar International Group Ltd. (a)                  281,900                 10,501

TEXTILES & APPAREL - 0.5%

Nautica Enterprises, Inc. (a)                         500,000                 12,891

Westpoint Stevens, Inc. Class A (a)                   200,000                 7,175

                                                                              20,066

TOTAL DURABLES                                                                30,567

ENERGY - 0.2%

OIL & GAS - 0.2%

Vastar Resources, Inc.                                172,000                 7,353

FINANCE - 9.6%

BANKS - 3.6%

Compass Bancshares, Inc.                              200,000                 8,300

First Security Corp.                                  394,375                 8,664

Marshall & Ilsley Corp.                               704,400                 39,578

North Fork Bancorp, Inc.                              714,000                 17,404

Northern Trust Corp.                                  172,500                 12,700

Peoples Heritage Financial Group, Inc.                1,379,000               31,200

Zions Bancorp                                         883,200                 43,277

                                                                              161,123

CREDIT & OTHER FINANCE - 1.5%

First Alliance Corp. (a)                              324,500                 2,393

FIRSTPLUS Financial Group, Inc. (a)                   1,563,300               60,969

Triad Guaranty, Inc. (a)                              202,000                 6,616

                                                                              69,978

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

FINANCE - CONTINUED

INSURANCE - 0.2%

Paula Financial                                       194,500                $ 3,404

Penn Treaty American Corp. (a)                        149,700                 4,229

Philadelphia Consolidated Holding Corp. (a)           90,000                  1,699

                                                                              9,332

SAVINGS & LOANS - 4.3%

Astoria Financial Corp.                               358,000                 17,945

Bank United Corp. Class A                             500,000                 22,313

Bay View Capital Corp.                                502,821                 13,922

Charter One Financial, Inc.                           885,658                 28,839

Dime Bancorp, Inc.                                    649,000                 19,308

Golden State Bancorp, Inc.                            839,540                 23,140

Golden State Bancorp, Inc. warrants 1/1/01 (a)        839,540                 3,988

Sovereign Bancorp, Inc.                               600,000                 9,619

St. Paul Bancorp, Inc.                                300,000                 6,750

Washington Federal, Inc.                              403,920                 10,502

Washington Mutual, Inc.                               755,409                 30,169

Webster Financial Corp.                               235,600                 7,142

                                                                              193,637

TOTAL FINANCE                                                                 434,070

HEALTH - 7.1%

DRUGS & PHARMACEUTICALS - 3.0%

Amgen, Inc. (a)                                       500,000                 36,719

Anesta Corp. (a)                                      50,000                  650

Aviron (a)                                            450,000                 13,444

Biogen, Inc. (a)                                      300,000                 16,688

Cytyc Corp. (a)                                       619,000                 9,130

Elan Corp. PLC ADR (a)                                200,000                 14,400

Martek Biosciences (a)                                15,000                  169

Rexall Sundown, Inc. (a)                              562,000                 16,965

Sangstat Medical Corp. (a)                            150,000                 3,525

Sepracor, Inc. (a)                                    317,200                 17,129

ViroPharma, Inc. (a)                                  396,600                 7,932

                                                                              136,751

MEDICAL EQUIPMENT & SUPPLIES - 2.4%

Arterial Vascular Engineering, Inc. (a)               100,000                 3,950

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - CONTINUED

Biomet, Inc.                                          389,400                $ 12,169

Boston Scientific Corp. (a)                           200,000                 15,325

PSS World Medical, Inc. (a)                           1,000,000               15,531

Sofamor/Danek Group, Inc. (a)                         300,000                 25,538

Steris Corp. (a)                                      600,000                 36,600

                                                                              109,113

MEDICAL FACILITIES MANAGEMENT - 1.7%

Lincare Holdings, Inc. (a)                            600,000                 23,850

Pacificare Health Sytems, Inc. Class B (a)            700,000                 50,225

                                                                              74,075

TOTAL HEALTH                                                                  319,939

INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%

ELECTRICAL EQUIPMENT - 0.7%

General Instrument Corp. (a)                          400,000                 10,850

Loral Space & Communications Ltd. (a)                 480,200                 13,296

Vicor Corp. (a)                                       600,000                 7,800

                                                                              31,946

INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%

Veeco Instruments, Inc. (a)                           325,000                 8,613

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                        40,559

MEDIA & LEISURE - 8.9%

BROADCASTING - 5.1%

Chancellor Media Corp. (a)                            646,200                 31,179

Comcast Corp. Class A special                         965,000                 43,817

Hearst-Argyle Television, Inc. (a)                    50,000                  1,719

Metromedia Fiber Network, Inc. Class A                213,900                 12,005

PanAmSat Corp. (a)                                    285,900                 14,098

Sinclair Broadcast Group, Inc. Class A (a)            800,000                 20,950

TCA Cable TV, Inc.                                    400,000                 23,025

Tele-Communications, Inc. (TCI Group) Series A (a)    2,004,148               83,673

                                                                              230,466

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 2.2%

Tele-Communications, Inc.:

(Liberty Media Group) Series A (a)                    815,000                $ 32,142

(TCI Ventures Group) Series A (a)                     3,341,604               65,788

                                                                              97,930

LODGING & GAMING - 0.6%

Promus Hotel Corp. (a)                                700,000                 26,338

RESTAURANTS - 1.0%

Applebee's International, Inc.                        200,000                 4,450

Landry's Seafood Restaurants, Inc. (a)                400,000                 4,800

Outback Steakhouse, Inc. (a)                          1,000,000               36,094

                                                                              45,344

TOTAL MEDIA & LEISURE                                                         400,078

RETAIL & WHOLESALE - 3.6%

APPAREL STORES - 0.3%

Ross Stores, Inc.                                     316,400                 13,309

APPLIANCE STORES - 0.3%

Cellstar Corp. (a)                                    950,000                 13,300

GENERAL MERCHANDISE STORES - 1.1%

Costco Companies, Inc. (a)                            346,400                 19,658

Dollar Tree Stores, Inc. (a)                          129,750                 5,887

Michaels Stores, Inc. (a)                             600,000                 19,650

Stein Mart, Inc. (a)                                  484,400                 5,116

                                                                              50,311

RETAIL & WHOLESALE, MISCELLANEOUS - 1.9%

Action Performance Companies, Inc. (a)                400,000                 12,000

Bed Bath & Beyond, Inc. (a)                           300,000                 12,938

Staples, Inc. (a)                                     1,894,650               62,287

                                                                              87,225

TOTAL RETAIL & WHOLESALE                                                      164,145

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

SERVICES - 2.2%

ADVERTISING - 0.9%

Lamar Advertising Co. Class A (a)                     201,000                $ 7,651

Outdoor Systems, Inc. (a)                             1,323,575               33,751

                                                                              41,402

LEASING & RENTAL - 0.5%

Hollywood Entertainment Corp. (a)                     1,161,500               20,544

SERVICES - 0.8%

On Assignment, Inc. (a)                               178,100                 6,389

Robert Half International, Inc. (a)                   600,000                 31,950

                                                                              38,339

TOTAL SERVICES                                                                100,285

TECHNOLOGY - 51.8%

COMMUNICATIONS EQUIPMENT - 6.0%

Advanced Fibre Communications, Inc. (a)               100,000                 1,994

Ascend Communications, Inc. (a)                       1,490,000               66,258

Aspect Telecommunications Corp. (a)                   1,652,500               52,725

Ciena Corp. (a)                                       422,200                 31,269

Cisco Systems, Inc. (a)                               767,600                 73,498

Davox Corp. (a)                                       500,000                 6,250

Level One Communications, Inc. (a)                    1,002,800               22,312

Natural Microsystems Corp. (a)                        330,000                 4,166

Pairgain Technologies, Inc. (a)                       765,300                 10,332

                                                                              268,804

COMPUTER SERVICES & SOFTWARE - 20.2%

Aspect Development, Inc. (a)                          100,000                 6,100

At Home Corp. Series A                                450,000                 18,956

Axent Technolgies, Inc. (a)                           800,000                 19,300

Bea Systems, Inc. (a)                                 157,600                 3,093

BMC Software, Inc.                                    754,400                 37,201

Check Point Software Technologies Ltd. (a)            600,000                 14,100

Clarify, Inc. (a)                                     300,000                 3,825

Com21, Inc. (a)                                       102,000                 2,486

Compuware Corp. (a)                                   1,080,900               58,166

Electronics for Imaging, Inc. (a)                     628,000                 9,970

Fiserv, Inc. (a)                                      595,950                 26,296

Geotel Communications Corp. (a)                       315,000                 14,018

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - CONTINUED

Industri-Matematik International Corp. (a)            781,600                $ 8,305

International Telecom Data Systems, Inc.              150,000                 4,416

J.D. Edwards & Co.                                    200,000                 7,475

Manugistics Group, Inc. (a)                           495,500                 10,777

Mercury Interactive Corp. (a)                         287,500                 11,895

Microsoft Corp. (a)                                   3,592,100               394,896

Oracle Corp. (a)                                      4,961,800               131,488

PeopleSoft, Inc. (a)                                  599,800                 22,605

QRS Corp. (a)                                         100,000                 3,150

Saville System PLC sponsored ADR (a)                  128,600                 3,247

Security Dynamics Technologies, Inc. (a)              900,000                 11,813

Siebel Systems, Inc. (a)                              1,523,400               41,322

SunGard Data Systems, Inc. (a)                        866,100                 30,855

System Software Associates, Inc. (a)                  835,600                 4,491

Technology Solutions, Inc. (a)                        200,000                 5,094

Wind River Systems, Inc. (a)                          136,300                 5,094

                                                                              910,434

COMPUTERS & OFFICE EQUIPMENT - 8.0%

Apple Computer, Inc. (a)                              300,000                 10,388

Comverse Technology, Inc. (a)                         662,500                 33,829

Dell Computer Corp. (a)                               474,800                 51,560

EMC Corp. (a)                                         2,300,000               112,700

Gateway 2000, Inc. (a)                                1,100,000               59,400

Micron Electronics, Inc. (a)                          600,000                 8,325

Quantum Corp. (a)                                     3,701,700               64,780

Tech Data Corp. (a)                                   405,400                 17,027

                                                                              358,009

ELECTRONIC INSTRUMENTS - 1.3%

Credence Systems Corp. (a)                            687,600                 11,990

KLA-Tencor Corp. (a)                                  677,650                 20,245

Novellus Systems, Inc. (a)                            267,000                 10,480

Smart Modular Technologies, Inc. (a)                  927,700                 17,742

                                                                              60,457

ELECTRONICS - 16.3%

Actel Corp. (a)                                       500,000                 5,125

Altera Corp. (a)                                      1,227,800               44,776

Applied Micro Circuits Corp.                          544,300                 12,349

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Brightpoint, Inc. (a)                                 1,020,200              $ 14,538

EFTC Corp. (a)                                        700,000                 6,213

Etec Systems, Inc. (a)                                361,600                 12,204

Galileo Technology Ltd. (c)                           1,203,200               13,010

Intel Corp.                                           4,246,600               358,572

Lattice Semiconductor Corp. (a)(c)                    1,206,200               36,638

Linear Technology Corp.                               55,800                  3,338

Maxim Integrated Products, Inc. (a)                   182,800                 5,850

Micrel, Inc. (a)                                      335,700                 10,071

Microchip Technology, Inc. (a)                        2,134,800               65,445

Neomagic Corp. (a)                                    500,000                 7,969

PMC-Sierra, Inc. (a)                                  848,300                 34,674

Sanmina Corp. (a)                                     308,600                 14,080

Vitesse Semiconductor Corp. (a)                       1,076,900               35,403

Xilinx, Inc. (a)                                      1,400,000               52,500

                                                                              732,755

TOTAL TECHNOLOGY                                                              2,330,459

TRANSPORTATION - 1.9%

AIR TRANSPORTATION - 1.2%

ASA Holdings, Inc.                                    250,000                 10,625

Comair Holdings, Inc.                                 990,000                 31,247

Midwest Express Holdings, Inc. (a)                    441,750                 13,915

                                                                              55,787

TRUCKING & FREIGHT - 0.7%

Expeditors International of Washington, Inc.          532,300                 21,225

Swift Transportation Co., Inc. (a)                    281,550                 5,420

Yellow Corp. (a)                                      324,100                 5,186

                                                                              31,831

TOTAL TRANSPORTATION                                                          87,618

UTILITIES - 9.2%

CELLULAR - 0.2%

SkyTel Communications, Inc. (a)                       400,000                 7,800

TELEPHONE SERVICES - 9.0%

e.spire Communications, Inc. (a)                      100,000                 2,000

COMMON STOCKS - CONTINUED

                                                     SHARES                  VALUE (NOTE 1)
                                                                             (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

IXC Communications, Inc.                              255,000                $ 11,539

MCI Communications Corp.                              1,700,000               110,075

McLeodUSA, Inc. Class A (a)                           338,000                 12,633

NEXTLINK Communications, Inc. Class A                 86,500                  3,211

Qwest Communications International, Inc. (a)          884,750                 35,722

Tel-Save Holdings, Inc. (a)                           584,100                 7,301

WinStar Communications, Inc. (a)                      300,000                 9,900

WorldCom, Inc. (a)                                    4,069,134               215,155

                                                                              407,536

TOTAL UTILITIES                                                               415,336

TOTAL COMMON STOCKS                                               4,367,503
(Cost $3,395,515)


CONVERTIBLE PREFERRED STOCKS - 0.6%



UTILITIES - 0.6%

TELEPHONE SERVICES - 0.6%

IXC Communications, Inc. $7.25 pay-in-kind (a)(d)   139,493        27,829
(Cost $15,086)

CONVERTIBLE BONDS - 0.5%

MOODY'S RATINGS                           PRINCIPAL
(UNAUDITED)                               AMOUNT (000S)

HEALTH - 0.5%

DRUGS & PHARMACEUTICALS - 0.5%

Sepracor, Inc. 6.25% 2/15/05 (d)   -      $ 14,500             19,793
(Cost $16,998)

CASH EQUIVALENTS - 1.9%

                                       SHARES

Taxable Central Cash Fund (b)           86,707,750                86,708
(Cost $86,708)

TOTAL INVESTMENT IN SECURITIES - 100%               $ 4,501,833
(Cost $3,514,307)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 7 of Notes to Financial Statements).
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $47,622,000 or 1.1% of net assets.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $3,536,340,000. Net unrealized appreciation aggregated $965,493,000, of which $1,260,354,000 related to appreciated investment securities and $294,861,000 related to depreciated investment securities.
The fund hereby designates approximately $238,906,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS)                         JULY 31, 1998

ASSETS

Investment in securities, at value (cost $3,514,307) -                    $ 4,501,833
See accompanying schedule

Receivable for investments sold                                            52,787

Receivable for fund shares sold                                            19,061

Dividends receivable                                                       419

Interest receivable                                                        817

Other receivables                                                          1,292

 TOTAL ASSETS                                                              4,576,209

LIABILITIES

Payable for investments purchased                               $ 49,487

Payable for fund shares redeemed                                 30,701

Accrued management fee                                           1,929

Other payables and accrued expenses                              1,104

 TOTAL LIABILITIES                                                         83,221

NET ASSETS                                                                $ 4,492,988

Net Assets consist of:

Paid in capital                                                           $ 3,124,828

Accumulated undistributed net realized gain (loss) on                      380,632
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                  987,528
and assets and liabilities in foreign currencies

NET ASSETS, for 112,242 shares outstanding                                $ 4,492,988

NET ASSET VALUE and redemption price per share                             $40.03
($4,492,988 (divided by) 112,242 shares)

Maximum offering price per share (100/97.00 of $40.03)                     $41.27



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                 YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                     $ 9,691
Dividends

Interest                                                               8,139

 TOTAL INCOME                                                          17,830

EXPENSES

Management fee                                              $ 27,016
Basic fee

 Performance adjustment                                      (5,851)

Transfer agent fees                                          9,499

Accounting fees and expenses                                 811

Non-interested trustees' compensation                        22

Custodian fees and expenses                                  86

Registration fees                                            312

Audit                                                        64

Legal                                                        32

Interest                                                     1

Miscellaneous                                                17

 Total expenses before reductions                            32,009

 Expense reductions                                          (492)     31,517

NET INVESTMENT INCOME (LOSS)                                           (13,687)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $5,630    564,679
 on sales of investments in affiliated issuers)

 Foreign currency transactions                               (3)       564,676

Change in net unrealized appreciation (depreciation) on                (90,852)
investment securities

NET GAIN (LOSS)                                                        473,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 460,137
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                        YEAR ENDED    YEAR ENDED
                                                            JULY 31,      JULY 31,
                                                            1998          1997

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ (13,687)    $ (5,131)
Net investment income (loss)

 Net realized gain (loss)                                    564,676       345,268

 Change in net unrealized appreciation (depreciation)        (90,852)      803,669

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             460,137       1,143,806
FROM OPERATIONS

Distributions to shareholders                                -             (6,873)
From net investment income

 From net realized gain                                      (272,886)     (391,420)

 TOTAL DISTRIBUTIONS                                         (272,886)     (398,293)

Share transactions                                           3,562,844     3,023,887
Net proceeds from sales of shares

 Reinvestment of distributions                               267,122       390,322

 Cost of shares redeemed                                     (3,547,368)   (2,771,726)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             282,598       642,483
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    469,849       1,387,996

NET ASSETS

 Beginning of period                                         4,023,139     2,635,143

 End of period (including accumulated net investment loss   $ 4,492,988   $ 4,023,139
of $0 and $4, respectively)

OTHER INFORMATION
Shares

 Sold                                                        94,593        91,580

 Issued in reinvestment of distributions                     7,806         12,633

 Redeemed                                                    (94,757)      (84,079)

 Net increase (decrease)                                     7,642         20,134



FINANCIAL HIGHLIGHTS
                                                          YEARS ENDED JULY 31,

                                 1998                  1997      1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 38.46               $ 31.20   $ 31.09  $ 22.42  $ 25.90
of period

Income from Investment
Operations

 Net investment income (loss)     (.12) C               (.05) C   .13      .09      .12

 Net realized and                 4.21                  11.71     1.80     8.79     (.08)
 unrealized gain (loss)

 Total from investment            4.09                  11.66     1.93     8.88     .04
 operations

Less Distributions

 From net investment income       -                     (.08)     (.02)    (.09)    (.12)

 From net realized gain           (2.52)                (4.32)    (1.80)   (.12)    (3.40)

 Total distributions              (2.52)                (4.40)    (1.82)   (.21)    (3.52)

Net asset value, end             $ 40.03               $ 38.46   $ 31.20  $ 31.09  $ 22.42
of period

TOTAL RETURN A, B                 11.87%                41.43%    6.43%    39.98%   (.36)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,493               $ 4,023   $ 2,635  $ 2,110  $ 1,230
(in millions)

Ratio of expenses to average      .76%                  .85%      .83%     .82%     .89%
net assets

Ratio of expenses to average      .75% D                .84% D    .82% D   .81% D   .88% D
net assets after expense
reductions

Ratio of net investment income    (.32)%                (.15)%    .42%     .35%     .48%
(loss) to average net assets

Portfolio turnover rate           125%                  147%      133%     62%      222%

Average commission rate E        $ .0345               $ .0314


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities
Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund.
Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,155,253,000 and $5,082,292,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
rate of .50% of average net assets after the performance adjustment. SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $594,000 on sales of shares of the fund all of which was retained by FDC.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $147,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,498,000. The weighted average interest rate was 5.85%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $235,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $9,000and $248,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Credence Systems Corp.  $ 11,364 $ 20,264 $ - $ -
Etec Systems, Inc.   -  4,168  -  -
Galileo Technology Ltd.   60  -  -  13,010
Gymboree Corp.   3,094  8,456  -  -
Lattice Semiconductor Corp.   6,980  8,085  -  36,638
TOTALS  $ 21,498 $ 40,973 $ - $ 49,648
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity OTC Fund (a fund of Fidelity Securities Fund) at July 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity OTC Fund 's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at
July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP        PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      9/08/97 12/29/97 9/08/98

RECORD DATE   9/05/97 12/26/97 9/04/98

DIVIDENDS     $ -     $ -      $-

SHORT-TERM
CAPITAL GAINS $ .21   $ .90    $ .81

LONG-TERM
CAPITAL GAINS $ .86   $ .55    $1.57

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 78.44% 56.41%
 20% rate 21.56% 43.59%
A total of 8.01% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

OTC-ANN-0998 60532
1.536191.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant SM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
DIVIDEND GROWTH
FUND
ANNUAL REPORT
JULY 31, 1998
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    18  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   22  Notes to the financial statements.

REPORT OF INDEPENDENT   27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           28

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998     PAST 1  PAST 5   LIFE OF
                                YEAR    YEARS    FUND

Fidelity Dividend Growth        23.81%  224.96%  250.96%

S&P 500 (registered trademark)  19.29%  180.53%  189.19%

Growth Funds Average            13.15%  136.52%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 908 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998       PAST 1  PAST 5  LIFE OF
                                  YEAR    YEARS   FUND

Fidelity Dividend Growth          23.81%  26.58%  26.94%

S&P 500                           19.29%  22.91%  22.36%

Growth Funds Average              13.15%  18.42%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Dividend Growth             S&P 500
             00330                       SP001
  1993/04/27      10000.00                    10000.00
  1993/04/30      10150.00                    10051.03
  1993/05/31      10480.00                    10320.39
  1993/06/30      10700.00                    10350.32
  1993/07/31      10800.00                    10308.92
  1993/08/31      11550.00                    10699.63
  1993/09/30      11820.00                    10617.24
  1993/10/31      12080.00                    10837.02
  1993/11/30      11680.00                    10734.07
  1993/12/31      12171.52                    10863.95
  1994/01/31      12493.15                    11233.32
  1994/02/28      12302.18                    10928.90
  1994/03/31      11715.49                    10452.40
  1994/04/30      11786.37                    10586.19
  1994/05/31      11604.11                    10759.80
  1994/06/30      11310.46                    10496.19
  1994/07/31      11826.87                    10840.46
  1994/08/31      12616.68                    11284.92
  1994/09/30      12485.05                    11008.44
  1994/10/31      13041.96                    11256.13
  1994/11/30      12474.92                    10846.18
  1994/12/31      12691.18                    11007.03
  1995/01/31      12732.22                    11292.45
  1995/02/28      13142.60                    11732.51
  1995/03/31      13768.44                    12078.74
  1995/04/30      14404.54                    12434.46
  1995/05/31      14907.26                    12931.46
  1995/06/30      15728.03                    13231.86
  1995/07/31      16456.47                    13670.63
  1995/08/31      16528.28                    13704.94
  1995/09/30      16956.49                    14283.29
  1995/10/31      16359.88                    14232.30
  1995/11/30      17176.30                    14857.10
  1995/12/31      17454.52                    15143.25
  1996/01/31      17928.35                    15658.72
  1996/02/29      18479.31                    15803.88
  1996/03/31      18964.16                    15956.07
  1996/04/30      19845.70                    16191.26
  1996/05/31      20484.81                    16608.83
  1996/06/30      19933.85                    16672.11
  1996/07/31      18997.21                    15935.54
  1996/08/31      19614.29                    16271.62
  1996/09/30      20604.68                    17187.39
  1996/10/31      21100.90                    17661.42
  1996/11/30      22533.19                    18996.44
  1996/12/31      22715.29                    18620.12
  1997/01/31      23405.00                    19783.51
  1997/02/28      23472.84                    19938.61
  1997/03/31      22443.92                    19119.33
  1997/04/30      23631.13                    20260.76
  1997/05/31      24987.95                    21494.23
  1997/06/30      26141.23                    22457.17
  1997/07/31      28346.05                    24244.09
  1997/08/31      27091.00                    22885.94
  1997/09/30      28589.46                    24139.40
  1997/10/31      27906.19                    23333.14
  1997/11/30      28757.28                    24413.23
  1997/12/31      29052.83                    24832.41
  1998/01/31      29926.78                    25107.06
  1998/02/28      32286.47                    26917.78
  1998/03/31      33784.68                    28296.24
  1998/04/30      34321.54                    28580.90
  1998/05/31      34021.90                    28089.59
  1998/06/30      35183.01                    29230.59
  1998/07/31      35095.62                    28919.28
IMATRL PRASUN   SHR__CHT 19980731 19980811 152025 R00000000000067
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 1998, the value of the investment would have grown to $35,096 - a 250.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,919 - a 189.19% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For the most part, the past 12
months have been witness to solid
gains and record-setting stock
market performance in the U.S.
Despite that, the final few weeks
of the period ending July 31, 1998,
left many investors asking "What
have you done for me lately?" For
the 12-month period, the Standard
& Poor's 500 Index - a measure
of the U.S. stock market -
produced a return of 19.29%. But
whether one of the longest
running bull markets in recent
history is now an endangered
species remains to be seen.
There have been some
extraordinary highs and lows in
the equity market over the past 12
months. In late October, the Dow
Jones Industrial Average fell
550-plus points in one trading
session. That, however, was
quickly overcome by the first
quarter of 1998 as investors in
stocks were rewarded with strong
gains and an upward trend in
stock prices. But despite low
interest rates, a strong economy
and tame inflation domestically,
investor uncertainty over
corporate earnings reports and
the Asian market upheaval
began to have a tangible effect on
our markets at home. After hitting
a record of 9337.97 on July 17,
1998, the Dow Jones Industrial
Average racked up losses of over
400 points the week of July
20th. Still, the 12-month S&P
return of 19.29% is nearly twice
that of the stock market's historical
annual performance.
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund
Q. HOW DID THE FUND PERFORM, CHARLES?
A. Very well. For the 12 months that ended July 31, 1998, the fund produced a return of 23.81%. This topped the growth funds average, which returned 13.15% during the same period, according to Lipper Analytical Services. The fund also beat the Standard & Poor's 500 Index, which returned 19.29%.
Q. WHAT FACTORS HELPED THE FUND?
A. The fund's emphasis on what I call "stable growth" areas - namely the health, retail and consumer nondurable sectors - boosted performance. In particular, the fund's concentration on health stocks
- which accounted for around 20% of the portfolio - was very beneficial. While many sectors experienced earnings difficulties during the period, the health sector - for the most part - was able to maintain a degree of earnings momentum.
Q. FINANCE STOCKS ALSO REPRESENTED A CONSIDERABLE CHUNK OF THE PORTFOLIO, AT AROUND 19% AT THE END OF THE PERIOD. HOW DID THESE STOCKS PERFORM?
A. It's been a mixed bag, mostly because the climate for financial stocks has been so challenging. Concern over the depressed economies of Southeast Asia played a role, as did the abundance of merger activity we've seen within the group and the accompanying questions concerning how smoothly the involved companies can integrate themselves. The huge Travelers/Citicorp merger, for instance, will be watched quite closely. In terms of portfolio holdings, Citicorp was a positive contributor, while First International Bancorp was somewhat flat.
Q. YOU BUMPED UP THE FUND'S ENERGY-RELATED INVESTMENTS DURING THE
PERIOD. WHY?
A. I added to the fund's oil-related positions - particularly during the last three months of the period - as the price of oil dropped. Oil typically hovers in the $18 per barrel price range, but a slowdown in demand from Asia - among other factors - sent the price down to around $12. Because I felt that oil prices would rise again, I bolstered the fund's positions in French oil company Total, as well as British Petroleum.
Q. OVER THE LAST SIX MONTHS, YOU REDUCED THE FUND'S TECHNOLOGY EXPOSURE FROM AROUND 14% TO JUST UNDER 10%. WHY?
A. Throughout the period, the performance of the technology sector was greatly influenced by both developments in Southeast Asia and investor perceptions. I had bulked up the fund's technology stake during the fourth quarter of 1997, when the problems in Southeast Asia presented some interesting buying opportunities. In the first quarter of 1998, many technology stocks reverted to their high valuations of 1997, and there was this general assumption that Southeast Asia might not be as big a problem as originally thought. However, as we entered the spring of 1998, the depressed economies of Southeast Asia had again caused concern and demand for technology products and services faded. As a result, I cut back the fund's exposure to certain technology-related investments, including Linear Technology, Texas Instruments and Dell.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH DIDN'T?
A. American Home Products, the fund's largest position at the end of the period, performed well. The company, which makes the popular pain reliever Advil, benefited from strong product introductions and steady earnings. Retailers Wal-Mart and Proffitts also fared well. Disappointments, on the other hand, included technology companies Oracle and Molex, both of which were hurt by the problems in Asia.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. In terms of the portfolio itself, I don't anticipate any major changes. Similar to the opportunity I found with oil stocks toward the end of the period, I'll be looking to make opportunistic investments. I may consider some economically sensitive stocks that have been beaten down, as well as some high-quality names that have had difficult performance stretches. My approach has always been to look for stocks that offer an attractive combination of valuation and earnings growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.



CHARLES MANGUM OFFERS HIS
PHILOSOPHY ON ASSESSING
PHARMACEUTICAL STOCKS:
"Pharmaceutical stocks have
enjoyed a nice run over the last
few years for a variety of reasons.
One that immediately comes to
mind is the never-ending pipeline
of successful products. When I
visit drug companies, I get
bombarded with details on new
product introductions. When I get
back to my office, that's when I
start to sort through which
products may or may not have a
chance of helping the company.
"My first step is to look at the
situation from a competitive
standpoint. I try to get a feel for
the marketplace for that
particular drug, as well as what the
company's competitors are doing.
If the company has a strong
product for a particular market
niche, that's a favorable situation.
I also try to make a judgment on
the company's sales force, and try
to pinpoint what types of products
the sales force has had success
with in the past. I've found that it's
easier to sell a product that gives
users symptomatic relief, i.e. it
relieves pain or reduces blood
pressure. On the other hand, it's
much tougher to sell a drug, for
example, that can help prevent
osteoporosis. The effects of such a
product will most likely take a long
time to materialize. Lastly, I try to
gauge what the market perception
is for the product versus my
analysis."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies that have the
potential to increase their
current dividend or begin
paying a dividend
FUND NUMBER: 330
TRADING SYMBOL: FDGFX
START DATE: April 27, 1993
SIZE: as of July 31, 1998,
more than $7.3 billion
MANAGER: Charles Mangum,
since 1997; manager, Fidelity
OTC Portfolio, 1996-1997;
Fidelity Convertible Securities
Fund, 1995-1996; Fidelity
Select Health Care Portfolio,
1992-1995; joined Fidelity
in 1990
(checkmark)
INVESTMENT CHANGES




TOP TEN STOCKS AS OF JULY 31, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

American Home Products Corp.         4.8           5.5

Johnson & Johnson                    4.6           2.7

General Electric Co.                 3.5           3.1

Microsoft Corp.                      2.9           2.1

Fannie Mae                           2.3           0.7

Schering-Plough Corp.                2.2           5.5

Citicorp                             2.2           3.3

Wal-Mart Stores, Inc.                2.2           2.4

Norwest Corp.                        2.0           0.5

Philip Morris Companies, Inc.        1.9           1.4


TOP FIVE MARKET SECTORS AS OF JULY 31, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS IN
                                             INVESTMENTS   THESE MARKET SECTORS 6
                                                           MONTHS AGO

Health                                        20.2          20.3

Finance                                       19.1          16.3

Technology                                    9.5           13.7

Energy                                        8.4           5.8

Utilities                                     7.1           5.6


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JULY 31, 1998 * AS OF JANUARY 31, 1998 **
ROW: 1, COL: 1, VALUE: 96.8
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 3.2
STOCKS 93.2%
CONVERTIBLE
SECURITIES 1.9%
SHORT-TERM
INVESTMENTS 4.9%
FOREIGN
INVESTMENTS 4.2%
STOCKS 96.5%
CONVERTIBLE
SECURITIES 0.0%
SHORT-TERM
INVESTMENTS 3.5%
FOREIGN
INVESTMENTS 3.7%
ROW: 1, COL: 1, VALUE: 93.2
ROW: 1, COL: 2, VALUE: 1.9
ROW: 1, COL: 3, VALUE: 4.9
*
**


INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 96.5%

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

AEROSPACE & DEFENSE - 4.6%

AEROSPACE & DEFENSE - 2.1%

AlliedSignal, Inc.                                   1,722,100              $ 74,911

Cordant Technologies, Inc.                           882,700                 37,846

Lockheed Martin Corp.                                150,000                 14,953

Sundstrand Corp.                                     511,100                 26,737

                                                                             154,447

DEFENSE ELECTRONICS - 0.9%

Raytheon Co. Class A                                 1,195,300               64,770

SHIP BUILDING & REPAIR - 1.6%

General Dynamics Corp.                               2,450,000               116,528

TOTAL AEROSPACE & DEFENSE                                                    335,745

BASIC INDUSTRIES - 2.5%

CHEMICALS & PLASTICS - 0.9%

IMC Global, Inc.                                     1,846,400               47,199

Sealed Air Corp. (a)                                 565,800                 22,632

                                                                             69,831

METALS & MINING - 0.9%

Aluminum Co. of America                              983,700                 68,183

PACKAGING & CONTAINERS - 0.7%

Owens Illinois, Inc. (a)                             1,106,800               48,838

TOTAL BASIC INDUSTRIES                                                       186,852

CONSTRUCTION & REAL ESTATE - 2.2%

BUILDING MATERIALS - 0.9%

Masco Corp.                                          2,258,400               64,506

REAL ESTATE - 0.1%

Stewart Enterprises, Inc. Class A                    233,300                 5,300

REAL ESTATE INVESTMENT TRUSTS - 1.2%

Alexandria Real Estate Equities, Inc.                312,000                 9,087

Bedford Property Investors, Inc.                     277,500                 5,186

Glenborough Realty Trust, Inc.                       771,200                 18,991

Public Storage, Inc.                                 284,800                 7,547

Simon Debartolo Group, Inc.                          300,000                 9,338

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED

Starwood Lodging Trust combined certificate (SBI)    860,000                $ 35,314

Tanger Factory Outlet Centers, Inc.                  214,700                 6,159

                                                                             91,622

TOTAL CONSTRUCTION & REAL ESTATE                                             161,428

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES - 0.4%

AutoZone, Inc. (a)                                   792,300                 27,136

CONSUMER ELECTRONICS - 0.4%

Black & Decker Corp.                                 575,000                 32,703

TOTAL DURABLES                                                               59,839

ENERGY - 8.4%

OIL & GAS - 8.4%

Amoco Corp.                                          840,000                 35,070

British Petroleum Co. PLC ADR                        914,889                 73,420

Coastal Corp. (The)                                  1,039,800               34,053

Cooper Cameron Corp. (a)                             1,639,700               57,492

Exxon Corp.                                          810,000                 56,801

Phillips Petroleum Co.                               1,931,000               85,326

Royal Dutch Petroleum Co.                            400,000                 20,400

Santa Fe Energy Resources, Inc.                      3,167,300               27,912

Texaco, Inc.                                         1,010,000               61,421

Total SA sponsored ADR                               2,339,000               133,762

USX-Marathon Group                                   980,000                 33,443

                                                                             619,100

FINANCE - 19.1%

BANKS - 6.8%

BankAmerica Corp.                                    1,166,000               104,649

Citicorp                                             963,300                 163,761

Comerica, Inc.                                       1,084,700               73,082

North Fork Bancorp, Inc.                             432,000                 10,530

Norwest Corp.                                        4,046,100               145,407

                                                                             497,429

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.5%

American Express Co.                                 108,392                $ 11,964

Associates First Capital Corp.                       1,252,137               97,275

                                                                             109,239

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                                           2,781,100               172,428

INSURANCE - 6.7%

AFLAC, Inc.                                          1,961,600               67,430

Allmerica Financial Corp.                            638,100                 42,673

Allstate Corp.                                       282,400                 11,984

AMBAC, Inc.                                          744,200                 43,350

American International Group, Inc.                   292,500                 44,113

Aon Corp.                                            471,400                 32,055

Hartford Financial Services Group, Inc.              709,600                 36,944

Lincoln National Corp.                               293,600                 28,112

Marsh & McLennan Companies, Inc.                     225,000                 13,739

MBIA, Inc.                                           5,600                   377

MGIC Investment Corp.                                74,200                  3,979

Protective Life Corp.                                532,000                 20,582

SunAmerica, Inc.                                     135,000                 8,294

Torchmark Corp.                                      1,152,600               50,498

Travelers Property Casualty Corp. Class A            1,253,600               54,218

UNUM Corp.                                           568,400                 29,948

                                                                             488,296

SAVINGS & LOANS - 1.3%

Charter One Financial, Inc.                          1,680,050               54,707

Washington Mutual, Inc.                              1,087,600               43,436

                                                                             98,143

SECURITIES INDUSTRY - 0.5%

Merrill Lynch & Co., Inc.                            190,000                 18,525

Morgan Stanley, Dean Witter, Discover and Co.        212,700                 18,518

                                                                             37,043

TOTAL FINANCE                                                                1,402,578

HEALTH - 20.2%

DRUGS & PHARMACEUTICALS - 10.8%

American Home Products Corp.                         6,890,600               354,863

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS - CONTINUED

Amgen, Inc. (a)                                      839,900                $ 61,680

Bristol-Myers Squibb Co.                             740,900                 84,416

Merck & Co., Inc.                                    1,036,700               127,838

Schering-Plough Corp.                                1,706,100               165,065

                                                                             793,862

MEDICAL EQUIPMENT & SUPPLIES - 7.4%

Cardinal Health, Inc.                                790,200                 75,909

Guidant Corp.                                        130,000                 9,661

Johnson & Johnson                                    4,382,700               338,564

McKesson Corp.                                       896,900                 72,313

Sofamor/Danek Group, Inc. (a)                        398,100                 33,888

Stryker Corp.                                        308,800                 13,414

                                                                             543,749

MEDICAL FACILITIES MANAGEMENT - 2.0%

Columbia/HCA Healthcare Corp.                        3,499,000               99,722

Foundation Health Systems, Inc. Class A (a)          171,900                 3,545

HEALTHSOUTH Corp. (a)                                1,588,500               39,911

                                                                             143,178

TOTAL HEALTH                                                                 1,480,789

INDUSTRIAL MACHINERY & EQUIPMENT - 6.3%

ELECTRICAL EQUIPMENT - 5.4%

Emerson Electric Co.                                 490,000                 29,124

General Electric Co.                                 2,844,400               254,040

Honeywell, Inc.                                      923,900                 77,434

Philips Electronics NV                               442,100                 36,114

                                                                             396,712

INDUSTRIAL MACHINERY & EQUIPMENT - 0.9%

Cooper Industries, Inc.                              900,000                 47,194

Illinois Tool Works, Inc.                            265,100                 14,862

                                                                             62,056

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                       458,768

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

MEDIA & LEISURE - 1.4%

BROADCASTING - 1.3%

Clear Channel Communications, Inc. (a)               840,400                $ 47,220

Time Warner, Inc.                                    499,200                 44,959

                                                                             92,179

PUBLISHING - 0.1%

Times Mirror Co. Class A                             160,000                 9,610

TOTAL MEDIA & LEISURE                                                        101,789

NONDURABLES - 5.8%

BEVERAGES - 0.1%

Coca-Cola Co. (The)                                  100,000                 8,069

FOODS - 1.0%

Hershey Foods Corp.                                  371,300                 23,438

Quaker Oats Co.                                      643,100                 34,004

Sara Lee Corp.                                       333,800                 16,732

                                                                             74,174

HOUSEHOLD PRODUCTS - 2.8%

Alberto-Culver Co. Class A (c)                       3,417,500               77,748

Clorox Co.                                           744,800                 76,342

Gillette Co.                                         955,200                 50,029

                                                                             204,119

TOBACCO - 1.9%

Philip Morris Companies, Inc.                        3,173,800               139,052

TOTAL NONDURABLES                                                            425,414

RETAIL & WHOLESALE - 6.0%

APPAREL STORES - 0.4%

Gap, Inc.                                            340,150                 20,281

Saks Holdings, Inc. (a)                              343,900                 8,834

                                                                             29,115

DRUG STORES - 0.9%

CVS Corp.                                            1,577,200               64,665

GENERAL MERCHANDISE STORES - 3.8%

Proffitts, Inc. (a)                                  3,834,100               120,774

Wal-Mart Stores, Inc.                                2,584,200               163,128

                                                                             283,902

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.4%

Meyer (Fred), Inc. (a)                               625,800                $ 27,574

RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%

Home Depot, Inc.                                     820,000                 34,338

TOTAL RETAIL & WHOLESALE                                                     439,594

SERVICES - 1.6%

ADVERTISING - 1.3%

Omnicom Group, Inc.                                  1,805,800               94,805

SERVICES - 0.3%

Borg Warner Security Corp. (a)                       379,600                 7,284

Robert Half International, Inc. (a)                  242,100                 12,892

                                                                             20,176

TOTAL SERVICES                                                               114,981

TECHNOLOGY - 9.5%

COMMUNICATIONS EQUIPMENT - 0.7%

Cisco Systems, Inc. (a)                              220,000                 21,065

Lucent Technologies, Inc.                            345,600                 31,946

                                                                             53,011

COMPUTER SERVICES & SOFTWARE - 3.7%

Microsoft Corp. (a)                                  1,962,100               215,708

Oracle Corp. (a)                                     1,320,000               34,980

Shared Medical Systems Corp.                         302,000                 20,498

                                                                             271,186

COMPUTERS & OFFICE EQUIPMENT - 1.6%

Dell Computer Corp. (a)                              338,600                 36,770

Pitney-Bowes, Inc.                                   730,800                 36,905

Quantum Corp. (a)                                    526,100                 9,207

Xerox Corp.                                          357,400                 37,728

                                                                             120,610

ELECTRONIC INSTRUMENTS - 0.1%

DBT Online, Inc. (a)                                 195,000                 4,314

ELECTRONICS - 3.4%

Intel Corp.                                          1,399,900               118,204

Linear Technology Corp.                              100,000                 5,981

COMMON STOCKS - CONTINUED

                                                    SHARES                  VALUE (NOTE 1)
                                                                            (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Molex, Inc.                                          3,243,975              $ 85,357

Texas Instruments, Inc.                              701,300                 41,596

                                                                             251,138

TOTAL TECHNOLOGY                                                             700,259

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.1%

Virgin Express Holdings PLC sponsored ADR            486,500                 5,990

RAILROADS - 0.9%

Burlington Northern Santa Fe Corp.                   305,400                 31,437

CSX Corp.                                            259,300                 10,485

Norfolk Southern Corp.                               905,400                 27,049

                                                                             68,971

TOTAL TRANSPORTATION                                                         74,961

UTILITIES - 7.1%

ELECTRIC UTILITY - 1.0%

Duke Energy Corp.                                    499,900                 28,557

LG&E Energy Corp.                                    951,223                 23,186

PG&E Corp.                                           787,000                 23,954

                                                                             75,697

GAS - 0.0%

ONEOK, Inc.                                          31,171                  1,064

TELEPHONE SERVICES - 6.1%

AT&T Corp.                                           1,507,600               91,398

BellSouth Corp.                                      1,240,000               84,708

GTE Corp.                                            1,112,900               60,514

MCI Communications Corp.                             1,580,000               102,305

SBC Communications, Inc.                             2,581,212               105,507

                                                                             444,432

TOTAL UTILITIES                                                              521,193

TOTAL COMMON STOCKS                                              7,083,290
(Cost $5,903,737)


INTERFUND LOAN - 0.3%

                                                     VALUE (NOTE 1)
                                                     (000S)

With Fidelity Select Retailing Portfolio,            $ 23,837
at 5.81%, due 8/03/98
(Cost $23,837)

CASH EQUIVALENTS - 3.2%

                                       SHARES

Taxable Central Cash Fund (b)           234,906,791                234,907
(Cost $234,907)

TOTAL INVESTMENT IN SECURITIES - 100%                $ 7,342,034
(Cost $6,162,481)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $6,187,546,000. Net unrealized appreciation aggregated $1,154,488,000, of which $1,287,458,000 related to appreciated investment securities and $132,970,000 related to depreciated investment securities.
The fund hereby designates approximately $150,121,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         JULY 31, 1998

ASSETS

Investment in securities, at value (cost $6,162,481) -                   $ 7,342,034
See accompanying schedule

Cash                                                                      1,533

Receivable for investments sold                                           77,681

Receivable for fund shares sold                                           33,720

Dividends receivable                                                      8,354

Interest receivable                                                       1,449

Other receivables                                                         40

 TOTAL ASSETS                                                             7,464,811

LIABILITIES

Payable for investments purchased                              $ 64,393

Payable for fund shares redeemed                                23,694

Accrued management fee                                          3,719

Other payables and accrued expenses                             1,773

 TOTAL LIABILITIES                                                        93,579

NET ASSETS                                                               $ 7,371,232

Net Assets consist of:

Paid in capital                                                          $ 5,589,796

Undistributed net investment income                                       25,375

Accumulated undistributed net realized gain (loss) on                     576,508
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                 1,179,553

NET ASSETS, for 262,196 shares outstanding                               $ 7,371,232

NET ASSET VALUE, offering price and redemption price                      $28.11
per share ($7,371,232 (divided by) 262,196 shares)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                    YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                       $ 67,067
Dividends (including $685 received from affiliated issuers)

Interest                                                                 12,994

 TOTAL INCOME                                                            80,061

EXPENSES

Management fee                                                $ 31,366
Basic fee

 Performance adjustment                                        3,114

Transfer agent fees                                            10,835

Accounting fees and expenses                                   812

Non-interested trustees' compensation                          19

Custodian fees and expenses                                    117

Registration fees                                              931

Audit                                                          53

Legal                                                          21

Miscellaneous                                                  19

 Total expenses before reductions                              47,287

 Expense reductions                                            (1,455)   45,832

NET INVESTMENT INCOME                                                    34,229

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $11,706     743,606
 on sales of investments in affiliated issuers)

 Foreign currency transactions                                 359       743,965

Change in net unrealized appreciation (depreciation) on                  341,085
investment securities

NET GAIN (LOSS)                                                          1,085,050

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 1,119,279
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         JULY 31,      JULY 31,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 34,229      $ 26,445
Net investment income

 Net realized gain (loss)                                 743,965       268,769

 Change in net unrealized appreciation (depreciation)     341,085       795,165

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,119,279     1,090,379
FROM OPERATIONS

Distributions to shareholders                             (26,753)      (8,329)
From net investment income

 From net realized gain                                   (391,699)     (28,170)

 TOTAL DISTRIBUTIONS                                      (418,452)     (36,499)

Share transactions                                        4,628,616     3,929,111
Net proceeds from sales of shares

 Reinvestment of distributions                            412,992       36,073

 Cost of shares redeemed                                  (2,738,785)   (1,871,351)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,302,823     2,093,833
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,003,650     3,147,713

NET ASSETS

 Beginning of period                                      4,367,582     1,219,869

 End of period (including undistributed net investment   $ 7,371,232   $ 4,367,582
income of $25,375 and $20,704, respectively)

OTHER INFORMATION
Shares

 Sold                                                     177,628       192,987

 Issued in reinvestment of distributions                  17,960        2,034

 Redeemed                                                 (107,573)     (91,579)

 Net increase (decrease)                                  88,015        103,442



FINANCIAL HIGHLIGHTS
                                                           YEARS ENDED JULY 31,

                                  1998                  1997      1996      1995       1994

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 25.07               $ 17.24   $ 16.04   $ 11.68    $ 10.80
of period

Income from Investment
Operations

 Net investment income             .17 B                 .20 B     .11       .05        .02

 Net realized and unrealized       5.21                  8.09      2.25      4.47       1.01
 gain (loss)

 Total from investment             5.38                  8.29      2.36      4.52       1.03
 operations

Less Distributions

 From net investment income        (.15)                 (.09)     (.09)     (.01)      (.01)

 From net realized gain            (2.19)                (.37)     (1.07)    (.15)      -

 In excess of net realized gain    -                     -         -         -          (.14)

 Total distributions               (2.34)                (.46)     (1.16)    (.16)      (.15)

Net asset value, end of period    $ 28.11               $ 25.07   $ 17.24   $ 16.04    $ 11.68

TOTAL RETURN  A                    23.81%                49.21%    15.44%    39.14%     9.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period         $ 7,371               $ 4,368   $ 1,220   $ 465      $ 72
(in millions)

Ratio of expenses to average       .89%                  .95%      1.02%     1.21%      1.43%
net assets

Ratio of expenses to average       .86%  C               .92%  C   .99%  C   1.19%  C   1.40%  C
net assets after expense
reductions

Ratio of net investment income     .64%                  .99%      .86%      .78%       .13%
to average net assets

Portfolio turnover rate            109%                  141%      129%      162%       291%

Average commission rate  D        $ .0437               $ .0419


F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts , disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $7,360,480,000 and $5,552,703,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .65% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,502,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender.
The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $24,920,000 and $23,805,000, respectively. The weighted average interest rate was 5.80%. Interest earned from the interfund lending program amounted to $12,000 and is included in interest income on the Statement of Operations.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,332,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $120,000, respectively, under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Alberto-Culver Co. Class A  $ 49,002 $ - $ 598 $ 77,748
American Pad & Paper Co.   2,743  13,631  -  -Integramed America, Inc.
 -  -  -  -Primex Technologies, Inc.   -  749  87  -
TOTALS  $ 51,745 $ 14,380 $ 685 $ 77,748
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at
July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP    PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      9/08/97 12/29/97 9/08/98

RECORD DATE   9/05/97 12/26/97 9/04/98

DIVIDENDS     $.10    $.05     $.08

SHORT-TERM
CAPITAL GAINS $.83    $.68     $1.36

LONG-TERM
CAPITAL GAINS $.48    $.20     $.55

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 56.76% 49.78%
 20% rate 43.24% 50.22%
A total of 0.38% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 15.72% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc.
100 Summer St., Boston, MA 02110  Member NYSE/SIPC

MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Charles A. Mangum, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

DGF-ANN-0998  60539
1.536090.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant SM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
GROWTH & INCOME
PORTFOLIO
ANNUAL REPORT
JULY 31, 1998
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    23  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   27  Notes to the financial statements.

REPORT OF INDEPENDENT   31  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           32

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998     PAST 1  PAST 5   PAST 10
                                YEAR    YEARS    YEARS

Fidelity Growth & Income        19.06%  165.33%  494.68%

S&P 500 (registered trademark)  19.29%  180.53%  445.15%

Growth & Income Funds Average   11.37%  133.26%  322.99%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 689 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998         PAST 1  PAST 5  PAST 10
                                    YEAR    YEARS   YEARS

Fidelity Growth & Income            19.06%  21.55%  19.52%

S&P 500                             19.29%  22.91%  18.48%

Growth & Income Funds Average       11.37%  18.33%  15.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Growth & Income             S&P 500
             00027                       SP001
  1988/07/31      10000.00                    10000.00
  1988/08/31       9883.24                     9660.00
  1988/09/30      10241.17                    10071.52
  1988/10/31      10442.25                    10351.50
  1988/11/30      10289.71                    10203.48
  1988/12/31      10436.26                    10382.04
  1989/01/31      11089.84                    11142.00
  1989/02/28      10970.37                    10864.57
  1989/03/31      11309.40                    11117.71
  1989/04/30      11791.55                    11694.72
  1989/05/31      12344.61                    12168.36
  1989/06/30      12429.47                    12099.00
  1989/07/31      13265.73                    13191.54
  1989/08/31      13551.63                    13450.09
  1989/09/30      13478.86                    13394.95
  1989/10/31      13052.97                    13084.18
  1989/11/30      13269.65                    13351.10
  1989/12/31      13525.55                    13671.53
  1990/01/31      12816.58                    12754.17
  1990/02/28      13013.51                    12918.70
  1990/03/31      13242.09                    13261.04
  1990/04/30      12900.52                    12929.52
  1990/05/31      13853.76                    14190.14
  1990/06/30      13789.37                    14093.65
  1990/07/31      13693.28                    14048.55
  1990/08/31      12524.15                    12778.56
  1990/09/30      11801.97                    12156.25
  1990/10/31      11777.39                    12103.97
  1990/11/30      12359.29                    12885.89
  1990/12/31      12606.29                    13245.41
  1991/01/31      13757.59                    13822.91
  1991/02/28      14917.17                    14811.25
  1991/03/31      15738.87                    15169.68
  1991/04/30      15955.62                    15206.08
  1991/05/31      16872.61                    15862.99
  1991/06/30      15726.64                    15136.46
  1991/07/31      16690.18                    15841.82
  1991/08/31      17176.14                    16217.27
  1991/09/30      17024.65                    15946.44
  1991/10/31      17329.12                    16160.13
  1991/11/30      16424.39                    15508.87
  1991/12/31      17880.98                    17283.09
  1992/01/31      18308.59                    16961.62
  1992/02/29      18710.02                    17182.12
  1992/03/31      18325.71                    16847.07
  1992/04/30      18737.82                    17342.38
  1992/05/31      18807.96                    17427.35
  1992/06/30      18438.36                    17167.69
  1992/07/31      18817.53                    17869.85
  1992/08/31      18623.53                    17503.51
  1992/09/30      18814.29                    17710.06
  1992/10/31      18963.29                    17772.04
  1992/11/30      19549.38                    18378.07
  1992/12/31      19943.82                    18604.12
  1993/01/31      20500.34                    18760.39
  1993/02/28      20733.07                    19015.53
  1993/03/31      21494.01                    19416.76
  1993/04/30      21463.48                    18946.88
  1993/05/31      21911.28                    19454.65
  1993/06/30      22248.66                    19511.07
  1993/07/31      22412.40                    19433.03
  1993/08/31      23292.52                    20169.54
  1993/09/30      23419.31                    20014.23
  1993/10/31      23681.39                    20428.53
  1993/11/30      23146.75                    20234.46
  1993/12/31      23838.71                    20479.29
  1994/01/31      24739.90                    21175.59
  1994/02/28      24267.85                    20601.73
  1994/03/31      23200.29                    19703.49
  1994/04/30      23663.65                    19955.70
  1994/05/31      23739.08                    20282.97
  1994/06/30      23327.06                    19786.04
  1994/07/31      23998.18                    20435.02
  1994/08/31      24918.28                    21272.86
  1994/09/30      24628.97                    20751.67
  1994/10/31      24922.44                    21218.59
  1994/11/30      23996.88                    20445.80
  1994/12/31      24379.16                    20749.02
  1995/01/31      24668.15                    21287.04
  1995/02/28      25396.41                    22116.59
  1995/03/31      26195.63                    22769.25
  1995/04/30      26927.15                    23439.81
  1995/05/31      27693.52                    24376.70
  1995/06/30      28193.34                    24942.97
  1995/07/31      29266.04                    25770.08
  1995/08/31      29487.58                    25834.76
  1995/09/30      30673.25                    26924.99
  1995/10/31      30529.58                    26828.87
  1995/11/30      31966.27                    28006.65
  1995/12/31      33005.06                    28546.06
  1996/01/31      34103.19                    29517.77
  1996/02/29      34481.44                    29791.40
  1996/03/31      34774.79                    30078.29
  1996/04/30      35129.89                    30521.64
  1996/05/31      35803.34                    31308.80
  1996/06/30      36024.33                    31428.08
  1996/07/31      34648.23                    30039.59
  1996/08/31      35188.84                    30673.13
  1996/09/30      37046.28                    32399.41
  1996/10/31      37634.31                    33292.98
  1996/11/30      40012.02                    35809.60
  1996/12/31      39614.12                    35100.21
  1997/01/31      41302.85                    37293.27
  1997/02/28      41766.93                    37585.65
  1997/03/31      40059.47                    36041.26
  1997/04/30      42193.05                    38192.92
  1997/05/31      44468.86                    40518.11
  1997/06/30      46770.32                    42333.32
  1997/07/31      49948.88                    45701.78
  1997/08/31      47237.37                    43141.57
  1997/09/30      49773.27                    45504.43
  1997/10/31      48447.23                    43984.58
  1997/11/30      50362.62                    46020.63
  1997/12/31      51567.20                    46810.80
  1998/01/31      52365.75                    47328.53
  1998/02/28      55614.08                    50741.86
  1998/03/31      58108.70                    53340.35
  1998/04/30      58203.65                    53876.96
  1998/05/31      57525.44                    52950.81
  1998/06/30      59848.55                    55101.68
  1998/07/31      59467.79                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980811 140422 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income Portfolio on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $59,468 - a 494.68% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $54,515 - a 445.15% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For the most part, the past 12 months
have been witness to solid gains
and record-setting stock market
performance in the U.S. Despite
that, the final few weeks of the
period ending July 31, 1998, left
many investors asking "What have
you done for me lately?" For the
12-month period, the Standard &
Poor's 500 Index - a measure of
the U.S. stock market - produced
a return of 19.29%. But whether
one of the longest running bull
markets in recent history is now
an endangered species remains
to be seen. There have been some
extraordinary highs and lows in
the equity market over the past
12 months. In late October, the
Dow Jones Industrial Average fell
550-plus points in one trading
session. That, however, was quickly
overcome by the first quarter of
1998 as investors in stocks were
rewarded with strong gains and
an upward trend in stock prices.
But despite low interest rates, a
strong economy and tame inflation
domestically, investor uncertainty
over corporate earnings reports
and the Asian market upheaval
began to have a tangible effect on
our markets at home. After hitting
a record of 9337.97 on July 17,
1998, the Dow Jones Industrial
Average racked up losses of over
400 points the week of July 20th.
Still, the 12-month S&P return of
19.29% is nearly twice that of
the stock market's historical
annual performance.
An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio
Q. HOW DID THE FUND PERFORM, STEVE?
A. For the 12 months that ended July 31, 1998, the fund produced a return of 19.06%. This topped the growth and income funds average, which returned 11.37% during the same period, according to Lipper Analytical Services. While the fund outperformed its peers, it still slightly lagged the Standard & Poor's 500 Index, which returned 19.29% over the same 12-month period.
Q. WHAT FACTORS HELPED SHAPE THE FUND'S PERFORMANCE?
A. On the plus side, several of the fund's top 20 positions performed well. Since I placed a lot of confidence in the fund's top holdings - the largest 20 positions represented around 33% of the portfolio at the end of the period - the individual performance of these stocks was a major performance factor. Pharmaceutical stocks performed well in general, and the fund received good results from several of its holdings, including Bristol-Myers Squibb, Pfizer, Warner-Lambert and Merck. Other positive contributors were diversified manufacturing stocks General Electric - the fund's largest individual stake - and Tyco International, as well as retailers Wal-Mart and Home Depot. In terms of negatives, the sluggish performance of the aerospace and defense sector hurt the fund's investments in Lockheed Martin and Northrop Grumman.
Q. PHARMACEUTICAL STOCKS HAVE BEEN A STAPLE OF THE FUND'S PORTFOLIO FOR SOME TIME NOW. HOW HAVE THESE COMPANIES CONTINUED TO CHURN OUT IMPRESSIVE RETURNS?
A. At the end of the period, health stocks accounted for over 17% of the portfolio, and pharmaceuticals comprised close to 11% of that total. Drug companies in general have benefited from a blitz of successful product introductions and subsequent revenue gains. Warner-Lambert, for instance, introduced two new drugs in 1997 - one aimed at reducing cholesterol and the other to help treat diabetes - that have garnered quite a bit of market share. Another health-related area that produced good results for the fund was retail drug-store stocks, most notably CVS and Walgreen's.
Q. THE FUND ALSO CONTINUED TO HAVE CONSIDERABLE EXPOSURE TO THE FINANCE SECTOR . . .
A. Finance stocks have had a nice run over the last few years, with many finance companies benefiting from consolidation, low interest rates and a solid economy. Many of the fund's finance holdings are what I like to refer to as "organic growers," meaning companies that have been able to improve their business prospects from within rather than through merger and acquisition activity. I'd point to the fund's positions in American Express, Fannie Mae and Associates First as being examples of this strategy.
Q. THE FUND'S FOREIGN HOLDINGS - SUCH AS DUTCH HOUSEHOLD PRODUCTS COMPANY UNILEVER AND FRENCH COMMUNICATIONS COMPANY ALCATEL - ACCOUNTED FOR AROUND 5% OF THE PORTFOLIO AT THE END OF THE PERIOD. HOW DID THESE STOCKS PERFORM?
A. Pretty well, for the most part. European markets have offered relatively nice gains for the past couple of years, anchored by strong economies and a favorable consumer environment. Along the way, the fund realized strong contributions from Unilever and Alcatel, as well as U.K.-based pharmaceutical company SmithKline Beecham. Of course, international investments carry more risk than domestic investments. Going forward, European markets may be hard-pressed to duplicate their returns of recent years.
Q. EFFECTIVE APRIL 3, 1998, THE FUND WAS CLOSED TO NEW INVESTORS. WHY WAS THIS MOVE MADE AND HOW WILL IT BENEFIT CURRENT SHAREHOLDERS?
A. Our primary objective was to stabilize the fund's cash flows. By closing the fund, we felt we'd be able to prevent strong future cash flows from becoming a concern. I should add that existing shareholders can continue to purchase shares of the fund.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. While the valuations of many stocks have soared without the benefit of a concrete earnings foundation (SEE CALLOUT BOX ON PAGE 8), we did begin to see a slight correction towards the end of the period. Overall, I think the next few months will be fairly choppy. There are situations to monitor both domestically - where unemployment in the U.S. is at record low levels and corporate earnings are under pressure
- and internationally, where investors will continue to monitor events in areas such as Southeast Asia and Japan. In terms of the portfolio itself, I think it's well-positioned for a choppy environment. At this point, I don't foresee any major changes.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.



STEVE KAYE ON CORPORATE
EARNINGS AND STOCK PRICES:
"Traditional wisdom holds that
a company's earnings power is
directly related to the direction
of its stock price: Companies that
show strong, consistent earnings
growth are historically rewarded
by the market. But this past year
has been sort of an anomaly.
"Beginning in late 1997 - amid
the Asian debacle - we've seen
lots of pressure applied to
corporate earnings. In general,
earnings have been disappointing
since then. But what surprised
many veteran market followers -
including myself - during this
period was the fact that the stocks
of many companies continued to
rise despite flat earnings results.
Part of the reason stock prices
have climbed can be traced to the
economic situation in the U.S.
While companies were
challenged to meet their earnings
numbers, an environment of low
interest rates certainly helped.
"But there were opportunities
out there. As a manager, my goal
is to find attractively priced growth
stocks. Investors may look at the
portfolio and ask, `Why is Microsoft
part of a growth and income fund?'
The answer is that Microsoft had
some difficulties with the Justice
Department and I felt that the
stock became cheap enough to
warrant my attention. In this case,
I bought a company that has been
able to sustain its earnings growth
at a reasonable valuation."
FUND FACTS
GOAL: seeks a high total return
through a combination of
current income and capital
appreciation
FUND NUMBER: 027
TRADING SYMBOL: FGRIX
START DATE: December 30, 1985
SIZE: as of July 31, 1998,
more than $44.3 billion
MANAGER: Steven Kaye, since
1993; manager, Fidelity Blue
Chip Growth Fund, 1990-1992;
Fidelity Select Energy Services,
Biotechnology and Health Care
Portfolios, 1986-1990; joined
Fidelity in 1985
(checkmark)
INVESTMENT CHANGES




TOP TEN STOCKS AS OF JULY 31, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

General Electric Co.                 3.4           3.2

Merck & Co., Inc.                    2.5           2.4

Citicorp                             2.2           1.6

American Express Co.                 2.1           1.9

Philip Morris Companies, Inc.        2.1           2.5

Microsoft Corp.                      2.0           1.3

Fannie Mae                           1.8           2.1

Bristol-Myers Squibb Co.             1.7           2.1

Tyco International Ltd.              1.7           1.6

Wal-Mart Stores, Inc.                1.7           1.3


TOP FIVE MARKET SECTORS AS OF JULY 31, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

HEALTH                                        17.6          17.9

FINANCE                                       16.5          14.9

TECHNOLOGY                                    10.5          9.7

NONDURABLES                                   9.6           9.5

UTILITIES                                     7.0           5.2


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JULY 31, 1998 * AS OF JANUARY 31, 1998 **
ROW: 1, COL: 1, VALUE: 93.90000000000001
ROW: 1, COL: 2, VALUE: 1.7
ROW: 1, COL: 3, VALUE: 4.4
STOCKS 93.2%
BONDS 1.1%
SHORT-TERM
INVESTMENTS 5.7%
FOREIGN
INVESTMENTS 7.0%
STOCKS 94.9%
BONDS 0.7%
SHORT-TERM
INVESTMENTS 4.4%
FOREIGN
INVESTMENTS 5.6%
ROW: 1, COL: 1, VALUE: 92.2
ROW: 1, COL: 2, VALUE: 2.1
ROW: 1, COL: 3, VALUE: 5.7
*
**


INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 94.5%

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

AEROSPACE & DEFENSE - 4.1%

AEROSPACE & DEFENSE - 2.0%

AlliedSignal, Inc.                                     5,389,900                $ 234,461

Boeing Co.                                             783,820                   30,422

British Aerospace PLC                                  11,073,680                84,434

Gulfstream Aerospace Corp. (a)                         3,310,300                 151,446

Lockheed Martin Corp.                                  2,167,105                 216,033

Textron, Inc.                                          2,066,000                 152,626

United Technologies Corp.                              403,600                   38,670

                                                                                 908,092

DEFENSE ELECTRONICS - 1.6%

Litton Industries, Inc. (a)(d)                         3,347,900                 191,877

Northrop Grumman Corp.                                 1,863,700                 151,076

Raytheon Co.:

Class A                                                2,261,518                 122,546

Class B                                                4,096,500                 226,588

                                                                                 692,087

SHIP BUILDING & REPAIR - 0.5%

General Dynamics Corp.                                 4,854,900                 230,911

TOTAL AEROSPACE & DEFENSE                                                        1,831,090

BASIC INDUSTRIES - 1.2%

CHEMICALS & PLASTICS - 1.1%

Air Products & Chemicals, Inc.                         490,600                   17,171

Cytec Industries, Inc. (a)                             491,600                   15,823

du Pont (E.I.) de Nemours & Co.                        1,594,700                 98,871

Ferro Corp.                                            811,600                   18,667

IMC Global, Inc.                                       2,654,300                 67,851

Monsanto Co.                                           2,827,400                 160,102

Raychem Corp.                                          665,900                   20,726

Sealed Air Corp. (a)                                   740,402                   29,616

Union Carbide Corp.                                    779,800                   37,430

                                                                                 466,257

IRON & STEEL - 0.0%

Nucor Corp.                                            391,900                   17,048

METALS & MINING - 0.1%

Aluminum Co. of America                                507,000                   35,141

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.0%

Fort James Corp.                                       396,300                  $ 13,375

TOTAL BASIC INDUSTRIES                                                           531,821

CONSTRUCTION & REAL ESTATE - 3.6%

ENGINEERING - 1.3%

Fluor Corp.                                            379,100                   15,946

IMS Health, Inc.                                       8,302,400                 521,495

Nielsen Media Research, Inc.                           8,302,400                 34,247

                                                                                 571,688

REAL ESTATE - 0.1%

Rouse Co. (The)                                        1,076,900                 31,432

REAL ESTATE INVESTMENT TRUSTS - 2.2%

Avalon Bay Communities, Inc.                           411,900                   14,777

Boston Properties, Inc.                                1,370,600                 44,288

CBL & Associates Properties, Inc. (d)                  2,157,100                 52,444

Crescent Real Estate Equities, Inc.                    1,859,900                 54,635

Duke Realty Investments, Inc.                          827,506                   17,740

Equity Office Properties Trust                         5,433,590                 135,161

Equity Residential Properties Trust (SBI)              2,848,085                 119,620

Highwoods Properties, Inc.                             375,700                   11,623

Irvine Apartments Communities, Inc.                    121,200                   3,424

Macerich Co.                                           647,600                   17,688

Mack-Cali Realty Corp.                                 875,900                   27,208

Manufactured Home Communities, Inc.                    921,400                   22,747

Merry Land & Investment Co., Inc.                      966,000                   21,131

Public Storage, Inc.                                   3,023,700                 80,128

Simon Debartolo Group, Inc.                            538,900                   16,773

Starwood Hotels & Resorts                              7,977,643                 327,582

Urban Shopping Centers, Inc.                           666,400                   21,908

                                                                                 988,877

TOTAL CONSTRUCTION & REAL ESTATE                                                 1,591,997

DURABLES - 1.8%

AUTOS, TIRES, & ACCESSORIES - 0.9%

Eaton Corp.                                            116,600                   7,608

Ford Motor Co.                                         5,352,800                 304,775

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES - CONTINUED

General Motors Corp.                                   622,638                  $ 45,025

Republic Industries, Inc. (a)                          2,616,100                 54,938

                                                                                 412,346

CONSUMER DURABLES - 0.2%

Minnesota Mining & Manufacturing Co.                   898,400                   67,268

CONSUMER ELECTRONICS - 0.3%

General Motors Corp. Class H                           3,250,600                 138,557

TEXTILES & APPAREL - 0.4%

Fruit of the Loom, Inc. Class A (a)                    2,951,500                 92,050

Unifi, Inc. (d)                                        3,688,300                 99,815

                                                                                 191,865

TOTAL DURABLES                                                                   810,036

ENERGY - 4.5%

OIL & GAS - 4.5%

Amoco Corp.                                            2,489,600                 103,941

Anadarko Petroleum Corp.                               942,200                   32,329

British Petroleum Co. PLC ADR                          5,335,796                 428,198

Chevron Corp.                                          952,600                   78,709

Exxon Corp.                                            6,750,000                 473,344

Mobil Corp.                                            971,600                   67,769

Royal Dutch Petroleum Co.                              11,981,100                611,036

Texaco, Inc.                                           600,000                   36,488

Tosco Corp.                                            1,691,600                 47,365

Total SA:

Class B                                                276,000                   31,555

sponsored ADR                                          1,022,477                 58,473

USX-Marathon Group                                     936,000                   31,941

                                                                                 2,001,148

FINANCE - 16.3%

BANKS - 5.7%

Banc One Corp.                                         7,321,360                 378,423

Bank of New York, Inc.                                 5,038,254                 322,448

Chase Manhattan Corp.                                  1,457,500                 110,223

Citicorp                                               5,846,600                 993,922

Credit Suisse Group (Reg.)                             647,500                   163,638

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

National City Corp.                                    2,051,570                $ 137,199

NationsBank Corp.                                      3,085,106                 246,037

Norwest Corp.                                          4,328,600                 155,559

                                                                                 2,507,449

CREDIT & OTHER FINANCE - 4.2%

American Express Co.                                   8,482,130                 936,215

Associates First Capital Corp.                         6,005,969                 466,589

Capital Trust Class A (a)(d)                           1,635,782                 14,415

Fleet Financial Group, Inc.                            1,184,999                 101,836

Household International, Inc.                          6,895,240                 343,038

                                                                                 1,862,093

FEDERAL SPONSORED CREDIT - 3.2%

Fannie Mae                                             12,854,300                796,967

Freddie Mac                                            5,523,200                 260,971

SLM Holding Corp.                                      7,504,600                 347,088

                                                                                 1,405,026

INSURANCE - 2.6%

AFLAC, Inc.                                            595,600                   20,474

Allmerica Financial Corp.                              1,216,100                 81,327

Allstate Corp.                                         4,325,820                 183,577

American International Group, Inc.                     1,760,000                 265,430

Aon Corp.                                              800,000                   54,400

General Re Corp.                                       379,300                   89,894

Hartford Financial Services Group, Inc.                4,498,200                 234,188

MBIA, Inc.                                             2,576,900                 173,619

UNUM Corp.                                             682,600                   35,964

                                                                                 1,138,873

SAVINGS & LOANS - 0.1%

Washington Mutual, Inc.                                1,232,500                 49,223

SECURITIES INDUSTRY - 0.5%

Lehman Brothers Holdings, Inc.                         1,787,420                 128,694

Travelers Group, Inc. (The)                            1,728,997                 115,843

                                                                                 244,537

TOTAL FINANCE                                                                    7,207,201

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

HEALTH - 17.6%

DRUGS & PHARMACEUTICALS - 10.6%

Allergan, Inc.                                         2,388,300                $ 124,789

American Home Products Corp.                           6,371,600                 328,137

Amgen, Inc. (a)                                        1,610,600                 118,278

Bristol-Myers Squibb Co.                               6,635,000                 755,975

Forest Laboratories, Inc. (a)(d)                       4,523,000                 169,613

Genentech, Inc. (special) (a)                          2,272,300                 156,931

Lilly (Eli) & Co.                                      8,364,332                 562,501

Merck & Co., Inc.                                      9,113,900                 1,123,858

Pfizer, Inc.                                           3,320,700                 365,277

Schering-Plough Corp.                                  2,553,500                 247,051

SmithKline Beecham PLC ADR                             1,641,100                 93,953

Warner-Lambert Co.                                     8,184,480                 618,440

                                                                                 4,664,803

MEDICAL EQUIPMENT & SUPPLIES - 4.2%

Abbott Laboratories                                    1,000,000                 41,563

Allegiance Corp.                                       1,980,820                 117,116

Bard (C.R.), Inc. (d)                                  3,617,300                 146,501

Bausch & Lomb, Inc. (d)                                4,199,500                 214,699

Baxter International, Inc. rights 12/31/07 (a)         4,276,900                 255,545

Becton, Dickinson & Co.                                3,582,900                 296,037

Boston Scientific Corp. (a)                            1,305,200                 100,011

Cardinal Health, Inc.                                  868,100                   83,392

Guidant Corp.                                          273,250                   20,306

Johnson & Johnson                                      3,030,600                 234,114

Medtronic, Inc.                                        2,379,400                 147,374

Stryker Corp.                                          4,757,800                 206,667

                                                                                 1,863,325

MEDICAL FACILITIES MANAGEMENT - 2.8%

Columbia/HCA Healthcare Corp.                          4,174,500                 118,973

Coram Healthcare Corp. (a)(d)                          3,118,000                 7,405

Health Management Associates, Inc. Class A (a)         9,015,000                 211,853

HEALTHSOUTH Corp. (a)                                  1,292,500                 32,474

Humana, Inc. (a)                                       4,071,200                 110,686

Tenet Healthcare Corp. (a)                             10,234,600                306,398

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT - CONTINUED

United HealthCare Corp.                                5,343,000                $ 301,880

Wellpoint Health Networks, Inc. (a)                    2,556,200                 156,727

                                                                                 1,246,396

TOTAL HEALTH                                                                     7,774,524

HOLDING COMPANIES - 0.1%

BTR PLC                                                4,875,000                 12,257

U.S. Industries, Inc.                                  871,740                   16,781

                                                                                 29,038

INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%

ELECTRICAL EQUIPMENT - 4.5%

Alcatel Alsthom Compagnie Generale d'Electricite SA    1,288,576                 256,352

Emerson Electric Co.                                   1,474,000                 87,611

General Electric Co.                                   16,814,900                1,501,774

Oak Industries, Inc. (a)                               775,700                   28,798

Philips Electronics NV                                 1,800,300                 147,062

                                                                                 2,021,597

INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%

Tyco International Ltd.                                11,929,528                738,885

POLLUTION CONTROL - 0.2%

Waste Management, Inc.                                 1,529,388                 84,307

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                           2,844,789

MEDIA & LEISURE - 3.8%

BROADCASTING - 1.6%

CBS Corp.                                              4,546,134                 154,284

Jacor Communications, Inc. Class A (a)                 1,488,700                 87,275

MediaOne Group, Inc. (a)                               4,468,200                 215,870

Time Warner, Inc.                                      2,754,200                 248,050

                                                                                 705,479

ENTERTAINMENT - 0.6%

Disney (Walt) Co.                                      1,299,700                 44,758

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

News Corp. Ltd. ADR                                    1,043,000                $ 30,377

Viacom, Inc. Class B (non-vtg.) (a)                    2,510,200                 171,949

                                                                                 247,084

LODGING & GAMING - 0.2%

Mirage Resorts, Inc. (a)                               3,824,400                 82,225

PUBLISHING - 0.3%

ACNielsen Corp. (a)                                    841,332                   21,927

Times Mirror Co. Class A                               2,128,100                 127,819

                                                                                 149,746

RESTAURANTS - 1.1%

McDonald's Corp.                                       4,250,900                 284,013

Starbucks Corp. (a)                                    1,864,000                 78,055

Tricon Global Restaurants, Inc.                        3,222,210                 113,986

                                                                                 476,054

TOTAL MEDIA & LEISURE                                                            1,660,588

NONDURABLES - 9.6%

BEVERAGES - 2.5%

Anheuser-Busch Companies, Inc.                         4,414,700                 228,185

Coca-Cola Co. (The)                                    3,550,000                 286,441

PepsiCo, Inc.                                          13,418,600                520,809

Whitman Corp.                                          3,190,900                 67,607

                                                                                 1,103,042

FOODS - 1.9%

Bestfoods                                              3,030,200                 168,555

Campbell Soup Co.                                      1,663,200                 89,813

Hershey Foods Corp.                                    950,100                   59,975

Nestle SA (Reg.)                                       15,000                    31,131

Quaker Oats Co.                                        825,400                   43,643

Ralston Purina Co.                                     5,571,821                 179,343

Sara Lee Corp.                                         2,824,300                 141,568

Sysco Corp.                                            5,085,700                 120,785

                                                                                 834,813

HOUSEHOLD PRODUCTS - 3.1%

Avon Products, Inc.                                    1,442,600                 124,785

Colgate-Palmolive Co.                                  117,300                   10,843

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Gillette Co.                                           3,187,000                $ 166,919

Procter & Gamble Co.                                   7,763,700                 616,244

Unilever NV                                            6,561,800                 456,045

                                                                                 1,374,836

TOBACCO - 2.1%

Philip Morris Companies, Inc.                          20,898,400                915,611

UST, Inc.                                              808,600                   21,832

                                                                                 937,443

TOTAL NONDURABLES                                                                4,250,134

RETAIL & WHOLESALE - 5.7%

DRUG STORES - 1.3%

CVS Corp.                                              6,556,568                 268,819

Rite Aid Corp.                                         2,921,480                 115,398

Walgreen Co.                                           3,948,900                 170,543

                                                                                 554,760

GENERAL MERCHANDISE STORES - 2.1%

Federated Department Stores, Inc. (a)                  2,028,430                 107,380

May Department Stores Co. (The)                        805,200                   51,684

Proffitts, Inc. (a)                                    1,306,530                 41,156

Wal-Mart Stores, Inc.                                  11,665,200                736,366

                                                                                 936,586

GROCERY STORES - 1.1%

Kroger Co. (The) (a)                                   3,697,852                 174,955

Meyer (Fred), Inc. (a)                                 2,837,560                 125,030

Safeway, Inc. (a)                                      4,317,800                 191,333

                                                                                 491,318

RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%

Home Depot, Inc.                                       12,886,700                539,631

TOTAL RETAIL & WHOLESALE                                                         2,522,295

SERVICES - 1.7%

ADVERTISING - 0.2%

Omnicom Group, Inc.                                    1,581,400                 83,024

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

SERVICES - CONTINUED

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.                            2,538,500                $ 107,886

SERVICES - 1.3%

Block (H & R), Inc. (d)                                6,577,100                 279,527

Cendant Corp. (a)                                      2,495,453                 43,203

Service Corp. International, Inc.                      5,114,300                 193,704

Servicemaster Co.                                      1,173,500                 39,899

                                                                                 556,333

TOTAL SERVICES                                                                   747,243

TECHNOLOGY - 10.2%

COMMUNICATIONS EQUIPMENT - 0.7%

Cisco Systems, Inc. (a)                                2,906,100                 278,259

Lucent Technologies, Inc.                              399,252                   36,906

                                                                                 315,165

COMPUTER SERVICES & SOFTWARE - 5.0%

America Online, Inc.                                   129,700                   15,175

Automatic Data Processing, Inc.                        2,705,200                 183,108

BMC Software, Inc.                                     2,550,000                 125,747

Ceridian Corp. (a)                                     3,618,700                 206,944

Computer Associates International, Inc.                1,960,300                 65,057

DST Systems, Inc. (a)                                  1,467,300                 92,073

Electronic Data Systems Corp.                          5,288,000                 186,072

Equifax, Inc.                                          2,579,500                 105,437

First Data Corp.                                       2,795,200                 80,886

HBO & Co.                                              2,023,700                 59,636

Microsoft Corp. (a)                                    7,986,500                 878,016

Oracle Corp. (a)                                       7,534,500                 199,664

                                                                                 2,197,815

COMPUTERS & OFFICE EQUIPMENT - 3.2%

Compaq Computer Corp.                                  2,710,100                 89,095

Dell Computer Corp. (a)                                865,000                   93,934

EMC Corp. (a)                                          1,394,000                 68,306

Hewlett-Packard Co.                                    302,000                   16,761

IBM Corp.                                              3,663,200                 485,374

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT - CONTINUED

Pitney-Bowes, Inc.                                     9,055,800                $ 457,318

Xerox Corp.                                            1,861,300                 196,483

                                                                                 1,407,271

ELECTRONICS - 1.2%

Intel Corp.                                            4,399,800                 371,508

Motorola, Inc.                                         806,400                   42,134

Texas Instruments, Inc.                                1,879,200                 111,460

                                                                                 525,102

PHOTOGRAPHIC EQUIPMENT - 0.1%

Eastman Kodak Co.                                      573,600                   48,254

TOTAL TECHNOLOGY                                                                 4,493,607

TRANSPORTATION - 0.9%

AIR TRANSPORTATION - 0.6%

AMR Corp. (a)                                          632,500                   45,184

Southwest Airlines Co.                                 4,059,450                 133,708

Viad Corp.                                             3,085,300                 74,240

                                                                                 253,132

RAILROADS - 0.3%

CSX Corp.                                              2,598,200                 105,065

Union Pacific Corp.                                    683,800                   28,720

                                                                                 133,785

TOTAL TRANSPORTATION                                                             386,917

UTILITIES - 7.0%

ELECTRIC UTILITY - 0.6%

Duke Energy Corp.                                      2,070,200                 118,260

FPL Group, Inc.                                        1,462,200                 88,920

PG&E Corp.                                             2,088,400                 63,566

                                                                                 270,746

GAS - 0.2%

Enron Corp.                                            1,911,900                 101,211

TELEPHONE SERVICES - 6.2%

Ameritech Corp.                                        4,839,000                 238,018

AT&T Corp.                                             9,128,800                 553,434

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Bell Atlantic Corp.                                    2,255,386                $ 102,338

BellSouth Corp.                                        3,722,200                 254,273

GTE Corp.                                              6,309,500                 343,079

MCI Communications Corp.                               6,219,800                 402,732

SBC Communications, Inc.                               11,814,892                482,934

U.S. WEST, Inc.                                        1,679,926                 89,666

WorldCom, Inc. (a)                                     5,296,100                 280,031

                                                                                 2,746,505

TOTAL UTILITIES                                                                  3,118,462

TOTAL COMMON STOCKS                                                 41,800,890
(Cost $25,846,703)



CONVERTIBLE PREFERRED STOCKS - 0.4%



BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Sealed Air Corp. Series A, $2.00                         1,054,927             47,076

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Union Pacific Capital Trust $3.13 TIDES (a)(e)           1,377,000             61,965

INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications Ltd. Series C, $3.00 (e)    727,000               53,980

TOTAL CONVERTIBLE PREFERRED STOCKS                                   163,021
(Cost $147,089)



CORPORATE BONDS - 0.3%

MOODY'S RATINGS                                       PRINCIPAL
(UNAUDITED) (F)                                       AMOUNT (000S)

CONVERTIBLE BONDS - 0.3%

TECHNOLOGY - 0.3%

COMPUTERS & OFFICE EQUIPMENT - 0.1%

Quantum Corp. 7% 8/1/04                       B2      $ 40,000                  36,800

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                       PRINCIPAL                VALUE (NOTE 1)
(UNAUDITED) (F)                                       AMOUNT (000S)            (000S)

CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - 0.2%

Micron Technology, Inc. 7% 7/1/04             B1      $ 86,500                 $ 85,851

TOTAL TECHNOLOGY                                                                122,651

NONCONVERTIBLE BONDS - 0.0%

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

Orion Network Systems, Inc. 0% 1/15/07 (c)    B2       20,000                   15,050

TOTAL CORPORATE BONDS                                                 137,701
(Cost $135,922)


U.S. TREASURY OBLIGATIONS - 0.4%



U.S. Treasury Bonds:

6% 2/15/26                         Aaa       172,500             177,351

8.125% 8/15/19                     Aaa       10,000              12,773

TOTAL U.S. TREASURY OBLIGATIONS                        190,124
(Cost $166,451)


CASH EQUIVALENTS - 4.4%

                                                       MATURITY
                                                       AMOUNT (000S)

Investments in repurchase agreements (U.S. Treasury    $ 134,889                      134,826
obligations), in a joint trading account at 5.6227%,
dated 7/31/98 due 8/3/98

                                                       SHARES

Taxable Central Cash Fund (b)                           1,816,427,611                 1,816,428

TOTAL CASH EQUIVALENTS                                                  1,951,254
(Cost $1,951,254)

TOTAL INVESTMENT IN SECURITIES - 100%                                  $ 44,242,990
(Cost $28,247,419)


SECURITY TYPE ABBREVIATIONS
TIDES - Term Income Deferred
  Equity Securities
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(d) Affiliated company (see Note 6 of Notes to Financial Statements).
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $115,945,000 or 0.3% of net assets.
(f) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Services, Inc.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $28,274,368,000. Net unrealized appreciation aggregated $15,968,622,000, of which $16,501,583,000 related to appreciated investment securities and $532,961,000 related to depreciated investment securities.
The fund hereby designates approximately $1,091,517,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS)                           JULY 31, 1998

ASSETS

Investment in securities, at value (including repurchase                   $ 44,242,990
agreements of $134,826) (cost $28,247,419) -
See accompanying schedule

Receivable for investments sold                                             260,642

Receivable for fund shares sold                                             49,009

Dividends receivable                                                        42,727

Interest receivable                                                         14,333

Other receivables                                                           468

 TOTAL ASSETS                                                               44,610,169

LIABILITIES

Payable for investments purchased                               $ 160,128

Payable for fund shares redeemed                                 61,978

Accrued management fee                                           18,582

Other payables and accrued expenses                              8,858

 TOTAL LIABILITIES                                                          249,546

NET ASSETS                                                                 $ 44,360,623

Net Assets consist of:

Paid in capital                                                            $ 26,635,837

Undistributed net investment income                                         33,271

Accumulated undistributed net realized gain (loss) on                       1,695,923
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                   15,995,592
and assets and liabilities in foreign currencies

NET ASSETS, for 1,014,388 shares outstanding                               $ 44,360,623

NET ASSET VALUE, offering price and redemption price                        $43.73
per share ($44,360,623 (divided by) 1,014,388 shares)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                   YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                     $ 540,199
Dividends (including $13,029 received from
affiliated issuers)

Interest                                                               124,688

 TOTAL INCOME                                                          664,887

EXPENSES

Management fee                                            $ 192,514

Transfer agent fees                                        74,093

Accounting fees and expenses                               947

Non-interested trustees' compensation                      182

Custodian fees and expenses                                792

Registration fees                                          1,774

Audit                                                      215

Legal                                                      165

Miscellaneous                                              155

 Total expenses before reductions                          270,837

 Expense reductions                                        (5,513)     265,324

NET INVESTMENT INCOME                                                  399,563

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain of         1,972,861
 $17,946 on sales of investments in affiliated issuers)

 Foreign currency transactions                             (455)       1,972,406

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                     4,607,245

 Assets and liabilities in foreign currencies              197         4,607,442

NET GAIN (LOSS)                                                        6,579,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 6,979,411
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         JULY 31,      JULY 31,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 399,563     $ 364,039
Net investment income

 Net realized gain (loss)                                 1,972,406     1,120,918

 Change in net unrealized appreciation (depreciation)     4,607,442     8,174,155

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          6,979,411     9,659,112
FROM OPERATIONS

Distributions to shareholders                             (397,518)     (377,487)
From net investment income

 From net realized gain                                   (1,237,608)   (790,992)

 TOTAL DISTRIBUTIONS                                      (1,635,126)   (1,168,479)

Share transactions                                        12,370,734    11,063,971
Net proceeds from sales of shares

 Reinvestment of distributions                            1,603,367     1,144,961

 Cost of shares redeemed                                  (9,241,449)   (5,621,525)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          4,732,652     6,587,407
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 10,076,937    15,078,040

NET ASSETS

 Beginning of period                                      34,283,686    19,205,646

 End of period (including undistributed net investment   $ 44,360,623  $ 34,283,686
income of $33,271 and $32,461, respectively)

OTHER INFORMATION
Shares

 Sold                                                     309,914       345,996

 Issued in reinvestment of distributions                  43,076        39,330

 Redeemed                                                 (229,152)     (175,754)

 Net increase (decrease)                                  123,838       209,572




FINANCIAL HIGHLIGHTS
                                            YEARS ENDED JULY 31,

                              1998      1997      1996      1995      1994
SELECTED PER-SHARE DATA

Net asset value,              $ 38.50   $ 28.20   $ 25.10   $ 22.17   $ 21.90
beginning of period

Income from
Investment Operations

 Net investment income         .41  B    .46 B     .49       .43       .45

 Net realized and              6.59      11.44     3.99      4.14      1.07
 unrealized gain (loss)

 Total from investment         7.00      11.90     4.48      4.57      1.52
 operations

Less Distributions

 From net                      (.41)     (.48)     (.48)     (.40)     (.48)
 investment income

 From net realized gain        (1.36)    (1.12)    (.90)     (1.24)    (.77)

 Total distributions           (1.77)    (1.60)    (1.38)    (1.64)    (1.25)

Net asset value,              $ 43.73   $ 38.50   $ 28.20   $ 25.10   $ 22.17
end of period

TOTAL RETURN A                 19.06%    44.16%    18.39%    21.95%    7.08%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period     $ 44,361  $ 34,284  $ 19,206  $ 12,106  $ 8,757
(in millions)

Ratio of expenses to           .69%      .73%      .75%      .78%      .83%
average net assets

Ratio of expenses to           .68% C    .71% C    .74% C    .77% C    .82% C
average net assets after
expense reductions

Ratio of net investment        1.02%     1.43%     1.82%     2.21%     2.09%
income to average
net assets

Portfolio turnover rate        32%       38%       41%       67%       92%

Average commission rate D     $ .0444   $ .0433


J THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
K NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
L FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
M FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Effective the close of business on April 3, 1998, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, gains and losses between trade date and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management &
Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $14,830,258,000 and $12,088,546,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .49% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,863,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,319,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $2,187,000, respectively, under these arrangements.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Bard (C.R.), Inc.  $ 28,420 $ - $ 588 $ 146,501
Bausch & Lomb, Inc.   13,086  15,267  4,375  214,699
Block (H&R), Inc.   51,962  -  3,747  279,527
CBL & Associates Properties, Inc.   4,979  -  3,715  52,444
Capital Trust Class A   5,611  -  -  14,415
Carson Pirie Scott & Co.   -  8,143  -  -
Coram Healthcare Corp.   -  4,602  -  7,405
Forest Laboratories, Inc.   15,591  -  -  169,613
ITT Corp.   9,465  21,468  -  -
Jostens, Inc.   -  22,504  604  -
Litton Industries, Inc.   16,643  -  -  191,877
Oak Industries, Inc.   -  13,141  -  -
Quality Foods Centers, Inc.   6,257  -  -  -
Unifi, Inc.   15,613  -  -  99,815
TOTALS  $ 167,627 $ 85,125 $ 13,029 $ 1,176,296
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund ) at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP         PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      9/8/97 12/22/97 9/8/98

RECORD DATE   9/5/97 12/19/97 9/4/98

DIVIDENDS     $.10   $.11     $.09

SHORT-TERM
CAPITAL GAINS $.20   $.09     $.14

LONG-TERM
CAPITAL GAINS $.88   $.19     $1.44

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 47.60% 23.37%
 20% rate 52.40% 76.63%
A total of 3.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 61% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
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Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA

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OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Steven Kaye, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES

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FIDELITY
BLUE CHIP GROWTH
FUND
ANNUAL REPORT
JULY 31, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    19  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   23  Notes to the financial statements.

REPORT OF INDEPENDENT   27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           28

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998     PAST 1  PAST 5   PAST 10
                                YEAR    YEARS    YEARS

Fidelity Blue Chip Growth       20.17%  172.39%  619.41%

Fidelity Blue Chip Growth       16.56%  164.22%  597.83%
(incl. 3.00% sales charge)

S&P 500 (registered trademark)  19.29%  180.53%  445.15%

Growth Funds Average            13.15%  136.52%  357.07%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 908 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998       PAST 1  PAST 5  PAST 10
                                  YEAR    YEARS   YEARS

Fidelity Blue Chip Growth         20.17%  22.19%  21.81%

Fidelity Blue Chip Growth         16.56%  21.45%  21.44%
(incl. 3.00% sales charge)

S&P 500                           19.29%  22.91%  18.48%

Growth Funds Average              13.15%  18.42%  16.02%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Blue Chip Growth            S&P 500
             00312                       SP001
  1988/07/31       9700.00                    10000.00
  1988/08/31       9292.36                     9660.00
  1988/09/30       9709.26                    10071.52
  1988/10/31       9690.74                    10351.50
  1988/11/30       9514.71                    10203.48
  1988/12/31       9811.79                    10382.04
  1989/01/31      10536.53                    11142.00
  1989/02/28      10220.62                    10864.57
  1989/03/31      10462.20                    11117.71
  1989/04/30      11177.64                    11694.72
  1989/05/31      11902.37                    12168.36
  1989/06/30      11484.26                    12099.00
  1989/07/31      12599.23                    13191.54
  1989/08/31      12905.85                    13450.09
  1989/09/30      13225.18                    13394.95
  1989/10/31      13028.35                    13084.18
  1989/11/30      13253.30                    13351.10
  1989/12/31      13367.15                    13671.53
  1990/01/31      12247.68                    12754.17
  1990/02/28      12579.73                    12918.70
  1990/03/31      13205.87                    13261.04
  1990/04/30      13082.54                    12929.52
  1990/05/31      14562.51                    14190.14
  1990/06/30      14894.55                    14093.65
  1990/07/31      14543.53                    14048.55
  1990/08/31      13291.25                    12778.56
  1990/09/30      12663.40                    12156.25
  1990/10/31      12587.28                    12103.97
  1990/11/30      13386.47                    12885.89
  1990/12/31      13835.19                    13245.41
  1991/01/31      14918.61                    13822.91
  1991/02/28      16069.14                    14811.25
  1991/03/31      16874.52                    15169.68
  1991/04/30      16692.35                    15206.08
  1991/05/31      17574.43                    15862.99
  1991/06/30      16692.35                    15136.46
  1991/07/31      18159.28                    15841.82
  1991/08/31      18955.07                    16217.27
  1991/09/30      18658.05                    15946.44
  1991/10/31      19032.36                    16160.13
  1991/11/30      18629.25                    15508.87
  1991/12/31      21418.11                    17283.09
  1992/01/31      20744.28                    16961.62
  1992/02/29      20840.54                    17182.12
  1992/03/31      20272.60                    16847.07
  1992/04/30      20542.13                    17342.38
  1992/05/31      20965.68                    17427.35
  1992/06/30      20359.23                    17167.69
  1992/07/31      21196.70                    17869.85
  1992/08/31      20975.30                    17503.51
  1992/09/30      21253.83                    17710.06
  1992/10/31      21548.89                    17772.04
  1992/11/30      22679.94                    18378.07
  1992/12/31      22739.95                    18604.12
  1993/01/31      22789.75                    18760.39
  1993/02/28      22640.34                    19015.53
  1993/03/31      23736.01                    19416.76
  1993/04/30      24114.51                    18946.88
  1993/05/31      25379.50                    19454.65
  1993/06/30      25618.55                    19511.07
  1993/07/31      25618.55                    19433.03
  1993/08/31      27212.24                    20169.54
  1993/09/30      27778.52                    20014.23
  1993/10/31      28089.02                    20428.53
  1993/11/30      27235.15                    20234.46
  1993/12/31      28311.88                    20479.29
  1994/01/31      29436.39                    21175.59
  1994/02/28      29459.82                    20601.73
  1994/03/31      28534.44                    19703.49
  1994/04/30      29377.82                    19955.70
  1994/05/31      29752.66                    20282.97
  1994/06/30      28721.86                    19786.04
  1994/07/31      29448.11                    20435.02
  1994/08/31      31041.16                    21272.86
  1994/09/30      30948.96                    20751.67
  1994/10/31      32377.74                    21218.59
  1994/11/30      30689.19                    20445.80
  1994/12/31      31100.59                    20749.02
  1995/01/31      30321.58                    21287.04
  1995/02/28      31328.30                    22116.59
  1995/03/31      32646.63                    22769.25
  1995/04/30      33857.10                    23439.81
  1995/05/31      34612.14                    24376.70
  1995/06/30      36529.71                    24942.97
  1995/07/31      39058.51                    25770.08
  1995/08/31      39465.99                    25834.76
  1995/09/30      39900.58                    26924.99
  1995/10/31      38895.85                    26828.87
  1995/11/30      40239.68                    28006.65
  1995/12/31      39925.77                    28546.06
  1996/01/31      40470.74                    29517.77
  1996/02/29      40146.35                    29791.40
  1996/03/31      40639.42                    30078.29
  1996/04/30      40860.01                    30521.64
  1996/05/31      41690.44                    31308.80
  1996/06/30      41820.20                    31428.08
  1996/07/31      39912.79                    30039.59
  1996/08/31      40950.84                    30673.13
  1996/09/30      43397.72                    32399.41
  1996/10/31      44043.98                    33292.98
  1996/11/30      47233.12                    35809.60
  1996/12/31      46065.94                    35100.21
  1997/01/31      48743.37                    37293.27
  1997/02/28      48447.45                    37585.65
  1997/03/31      46065.94                    36041.26
  1997/04/30      48870.20                    38192.92
  1997/05/31      51730.82                    40518.11
  1997/06/30      53774.13                    42333.32
  1997/07/31      58072.11                    45701.78
  1997/08/31      55169.21                    43141.57
  1997/09/30      57916.75                    45504.43
  1997/10/31      55995.41                    43984.58
  1997/11/30      57712.97                    46020.63
  1997/12/31      58513.35                    46810.80
  1998/01/31      59610.66                    47328.53
  1998/02/28      63866.44                    50741.86
  1998/03/31      66698.69                    53340.35
  1998/04/30      67262.18                    53876.96
  1998/05/31      65927.61                    52950.81
  1998/06/30      69516.11                    55101.68
  1998/07/31      69783.03                    54514.84
IMATRL PRASUN   SHR__CHT 19980731 19980821 155337 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Blue Chip Growth Fund on July 31, 1988 and the current 3.00% sales charge was paid. As the chart shows, by July 31, 1998, the value of the investment would have grown to $69,783 - a 597.83% on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $54,515 - a 445.15% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For the most part, the past 12
months have been witness to solid
gains and record-setting stock
market performance in the U.S.
Despite that, the final few weeks
of the period ending July 31, 1998,
left many investors asking "What
have you done for me lately?" For
the 12-month period, the Standard
& Poor's 500 Index - a measure
of the U.S. stock market -
produced a return of 19.29%. But
whether one of the longest
running bull markets in recent
history is now an endangered
species remains to be seen.
There have been some
extraordinary highs and lows in
the equity market over the past 12
months. In late October, the Dow
Jones Industrial Average fell
550-plus points in one trading
session. That, however, was
quickly overcome by the first
quarter of 1998 as investors in
stocks were rewarded with strong
gains and an upward trend in
stock prices. But despite low
interest rates, a strong economy
and tame inflation domestically,
investor uncertainty over
corporate earnings reports and
the Asian market upheaval
began to have a tangible effect on
our markets at home. After hitting
a record of 9337.97 on July 17,
1998, the Dow Jones Industrial
Average racked up losses of over
400 points the week of July
20th. Still, the 12-month S&P
return of 19.29% is nearly twice
that of the stock market's historical
annual performance.
An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund
Q. HOW DID THE FUND PERFORM OVER THE PAST YEAR, JOHN?
A. Quite well. For the 12 months that ended July 31, 1998, the fund posted a return of 20.17%, beating both the 19.29% return of the Standard & Poor's 500 Index and the 13.15% return of the growth funds average tracked by Lipper Analytical Services.
Q. WHY DID THE FUND'S PERFORMANCE BEAT THAT OF THE S&P 500?
A. Several sectors in the S&P 500 struggled due to the decline in commodity prices that occurred during the period, with the energy and other cyclical sectors - those that tend to move up and down with the economy - especially affected. While the U.S. economy remained relatively strong, economic problems in Asia reduced demand for commodities such as oil, dampening the earnings of companies in these sectors. In addition, large-capitalization banks lagged in the first seven months of 1998. Fortunately, I did not have heavy exposure to these sectors because I felt the valuations of stocks in these parts of the market were high relative to their earnings projections. Instead, I focused on growth companies, including retailers Home Depot and Wal-Mart, technology companies Microsoft, EMC, BMC Software, Dell Computer and America Online, and pharmaceutical firms Schering-Plough and Warner Lambert. These investments all contributed positively to performance.
Q. AND WHY DID THE FUND BEAT ITS PEERS?
A. It did so because of solid stock picking and because of the style of the fund. Many of the funds in Lipper's growth category follow a more aggressive growth approach, sometimes paying a premium for rapid, short-term earnings growth. Remember, stock prices usually follow earnings. Aggressive growth stocks tended to lag during the period due to fallout from financial and economic problems in the Far East amid a general environment in which more and more companies missed earnings estimates. On the other hand, many of the fund's large-cap companies were able to post steady earnings resulting from strong unit growth.
Q. THE MAKE-UP OF THE FUND REMAINED FAIRLY STABLE DURING THE PAST SIX
MONTHS: SEVEN OF THE TOP 10 STOCKS REMAINED IN THAT GROUP, AND THE ONLY SIGNIFICANT SECTOR WEIGHTING CHANGE WAS AN INCREASE OF ABOUT 4% IN THE FUND'S TECHNOLOGY INVESTMENTS. WHAT DOES THAT SAY ABOUT YOUR INVESTMENT APPROACH?
A. As I said, I tend to look for companies that can provide growth over both the short and long term. There usually is not a lot of turnover in the fund. The typical stock is held for a period of two years. In terms of technology, part of the increased weighting resulted from the strong price appreciation of some of the fund's holdings. In addition, I added to selected technology holdings that I felt had positive prospects.
Q. FOUR OF THE TOP 10 HOLDINGS ARE HEALTH STOCKS. WHY DID YOU FIND THEM ATTRACTIVE?
A. These holdings were selected on a stock-by-stock basis because I anticipated that they would deliver some of the best revenue growth among the blue chip stocks. Demand has been driven by more direct marketing to the consumer, and the companies have benefited from rapid new-product development, richer new-product pipelines and somewhat faster approvals from the Food and Drug Administration.
Q. WHICH STOCKS DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. I'd mention two. Oxford Health, a health maintenance organization, had problems with its computer systems that hurt its earnings. Cendant
- a consumer-services and franchising company formed by the merger of HFS and CUC - suffered from accounting irregularities at CUC, causing the stock to drop. The fund no longer holds either stock.
Q. WHAT'S YOUR OUTLOOK?
A. The U.S. economy has had an incredible run in the 1990s. Executives of companies with whom I meet are indicating that economic growth should continue, but I'm cautious because of the uncertain outlook for overseas economies. The question going forward is to what degree the problems in the Far East will spill over and slow the U.S. economy. The outlook for corporate profit growth in the U.S. is fairly modest, at a time when the prices investors are paying for future earnings are at record levels. As a result, the market is vulnerable to bad news such as earnings disappointments or signs of inflation. The stocks that should do well are those that post good earnings growth, but presently that list is growing smaller. However, my investment style won't be affected by this backdrop. I'll still look to buy individual stocks based on their individual prospects, particularly stocks with attractive valuations relative to their longer-term earnings outlook. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
JOHN MCDOWELL ON MANAGING
DURING PERIODS OF VOLATILITY:
"WHENEVER STOCK PRICES MOVE
SHARPLY UP OR DOWN, I LOOK CLOSELY
FOR OPPORTUNITY. IF A STOCK'S PRICE
MOVES UP, I MIGHT PARE MY
POSITION. ON DAYS WHEN THERE ARE
BROAD PRICE DECLINES IN STOCK
PRICES, I LOOK TO BUY STOCKS OF
COMPANIES WITH SOLID
FUNDAMENTALS WHOSE PRICES ARE BEING
DRAGGED DOWN WITH THE OVERALL
MARKET. WHILE VOLATILITY MAY CREATE
OPPORTUNITIES TO BUY OR SELL, IT
DOESN'T CHANGE MY BEDROCK APPROACH.
I LOOK AT A CORE UNIVERSE OF 500 TO 600
BLUE CHIP GROWTH STOCKS, THEN
DETERMINE WHICH COMPANIES OFFER THE
BEST NEAR-TERM AND LONG-TERM
EARNINGS GROWTH, AND CONCLUDE BY
CHOOSING STOCKS BASED ON STRICT
VALUATION PARAMETERS.
"IT'S IMPORTANT FOR INVESTORS TO
REMEMBER THAT VOLATILITY IS PART OF
INVESTING IN THE STOCK MARKET. OVER
THE PAST FEW YEARS, WE'VE
EXPERIENCED A KIND OF INVESTMENT
UTOPIA. HOWEVER, PERIODIC MARKET
CORRECTIONS OF 10% TO 20% ARE MORE
THE HISTORIC NORM RATHER THAN THE
EXCEPTION. STOCK PRICES DURING THE
PAST FEW YEARS HAVE FAR OUTPACED
EARNINGS GROWTH, SO RECENT PRICE
DROPS ARE PART OF A HEALTHY
CORRECTIVE PROCESS. IT'S IMPORTANT
FOR INVESTORS TO REMEMBER THAT THE
20% TO 40% ANNUAL GAINS IN THE
MARKET WE'VE SEEN FOR SEVERAL YEARS
ARE EXCEPTIONAL. ANNUAL GAINS IN THE
8% TO 11% RANGE ARE MORE TYPICAL
WHEN LOOKING AT THE COMPLETE
HISTORY OF THE STOCK MARKET."
FUND FACTS
GOAL: TO INCREASE THE VALUE OF
THE FUND'S SHARES BY INVESTING
MAINLY IN COMMON STOCKS OF
WELL-KNOWN AND ESTABLISHED
COMPANIES
FUND NUMBER: 312
TRADING SYMBOL: FBGRX
START DATE: DECEMBER 31, 1987
SIZE: AS OF JULY 31, 1998,
MORE THAN $17.0 BILLION
MANAGER: JOHN MCDOWELL,
SINCE 1996; LEADER, FIDELITY
GROWTH FUNDS GROUP;
MANAGER, FIDELITY LARGE CAP
STOCK FUND, 1995-1996;
JOINED FIDELITY IN 1985
(CHECKMARK)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF JULY 31, 1998

                                    % OF FUND'S   % OF FUND'S INVESTMENTS
                                    INVESTMENTS   IN THESE STOCKS
                                                  6 MONTHS AGO

Microsoft Corp.                      3.3           2.6

General Electric Co.                 3.3           3.2

Philip Morris Companies, Inc.        2.4           2.8

Merck & Co., Inc.                    2.2           2.7

Bristol-Myers Squibb Co.             2.0           1.9

Intel Corp.                          2.0           1.6

Johnson & Johnson                    1.8           1.4

Schering-Plough Corp.                1.7           1.5

Wal-Mart Stores, Inc.                1.7           1.5

Coca-Cola Co. (The)                  1.6           1.0


TOP FIVE MARKET SECTORS AS OF JULY 31, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE MARKET SECTORS
                                                           6 MONTHS AGO

TECHNOLOGY                                    23.2          19.5

HEALTH                                        17.9          18.6

FINANCE                                       11.7          12.4

NONDURABLES                                   11.5          12.5

RETAIL & WHOLESALE                            8.1           6.5


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF JULY 31, 1998 * AS OF JANUARY 31, 1998 **
ROW: 1, COL: 1, VALUE: 96.09999999999999
ROW: 1, COL: 2, VALUE: 3.9
STOCKS 95.8%
SHORT-TERM
INVESTMENTS 4.2%
FOREIGN
INVESTMENTS 3.0%
STOCKS 96.1%
SHORT-TERM
INVESTMENTS 3.9%
FOREIGN
INVESTMENTS 3.3%
ROW: 1, COL: 1, VALUE: 95.8
ROW: 1, COL: 2, VALUE: 4.2
*
**


INVESTMENTS JULY 31, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 96.1%

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

AEROSPACE & DEFENSE - 0.7%

AEROSPACE & DEFENSE - 0.4%

Textron, Inc.                                          887,400                 $ 65,557

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.                                 1,262,300                60,038

TOTAL AEROSPACE & DEFENSE                                                       125,595

BASIC INDUSTRIES - 1.2%

CHEMICALS & PLASTICS - 0.5%

Monsanto Co.                                           1,147,100                64,955

Sealed Air Corp. (a)                                   667,200                  26,688

                                                                                91,643

PACKAGING & CONTAINERS - 0.6%

Owens Illinois, Inc. (a)                               2,283,300                100,751

PAPER & FOREST PRODUCTS - 0.1%

Fort James Corp.                                       503,712                  17,000

TOTAL BASIC INDUSTRIES                                                          209,394

CONSTRUCTION & REAL ESTATE - 0.6%

ENGINEERING - 0.6%

IMS Health, Inc.                                       1,621,200                101,832

DURABLES - 0.7%

HOME FURNISHINGS - 0.5%

Leggett & Platt, Inc.                                  3,248,200                87,092

TEXTILES & APPAREL - 0.2%

NIKE, Inc. Class B                                     878,100                  39,075

TOTAL DURABLES                                                                  126,167

ENERGY - 3.1%

ENERGY SERVICES - 1.0%

Dresser Industries, Inc.                               1,396,500                49,314

Halliburton Co.                                        2,054,800                74,615

Noble Drilling Corp. (a)                               1,257,200                23,730

Transocean Offshore, Inc.                              530,600                  20,926

                                                                                168,585

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

ENERGY - CONTINUED

OIL & GAS - 2.1%

Anadarko Petroleum Corp.                               1,962,000               $ 67,321

Royal Dutch Petroleum Co.                              1,303,300                66,468

Texaco, Inc.                                           2,164,300                131,616

Total SA:

Class B                                                717,000                  81,974

sponsored ADR                                          199,500                  11,409

                                                                                358,788

TOTAL ENERGY                                                                    527,373

FINANCE - 11.7%

BANKS - 2.6%

Bank of New York, Inc.                                 1,871,800                119,795

BankAmerica Corp.                                      1,006,500                90,333

Citicorp                                               550,400                  93,568

NationsBank Corp.                                      773,600                  61,695

U.S. Bancorp                                           1,820,200                83,729

                                                                                449,120

CREDIT & OTHER FINANCE - 2.2%

American Express Co.                                   1,471,743                162,444

Associates First Capital Corp.                         1,008,000                78,309

Fleet Financial Group, Inc.                            1,012,600                87,020

Household International, Inc.                          1,090,100                54,232

                                                                                382,005

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                                             3,714,200                230,280

Freddie Mac                                            3,419,000                161,548

                                                                                391,828

INSURANCE - 3.6%

Allstate Corp.                                         706,900                  29,999

AMBAC, Inc.                                            1,514,600                88,225

American International Group, Inc.                     1,146,700                172,937

MBIA, Inc.                                             1,066,900                71,882

MGIC Investment Corp.                                  815,300                  43,720

Old Republic International Corp.                       1,035,850                27,515

Progressive Corp.                                      469,000                  57,980

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Provident Companies, Inc.                              748,500                 $ 27,601

UNUM Corp.                                             1,824,600                96,134

                                                                                615,993

SAVINGS & LOANS - 0.5%

Washington Mutual, Inc.                                2,023,850                80,828

SECURITIES INDUSTRY - 0.5%

Travelers Group, Inc. (The)                            1,305,300                87,455

TOTAL FINANCE                                                                   2,007,229

HEALTH - 17.9%

DRUGS & PHARMACEUTICALS - 11.8%

American Home Products Corp.                           5,247,100                270,226

Bristol-Myers Squibb Co.                               3,019,400                344,023

Elan Corp. PLC ADR (a)                                 597,300                  43,006

Genentech, Inc. special (a)                            374,300                  25,850

Lilly (Eli) & Co.                                      3,324,700                223,586

Merck & Co., Inc.                                      3,083,700                380,259

Pfizer, Inc.                                           1,765,200                194,172

Schering-Plough Corp.                                  3,046,900                294,788

Warner-Lambert Co.                                     3,335,400                252,031

                                                                                2,027,941

MEDICAL EQUIPMENT & SUPPLIES - 4.3%

Abbott Laboratories                                    2,246,900                93,387

Becton, Dickinson & Co.                                907,400                  74,974

Bergen Brunswig Corp. Class A                          419,100                  22,212

Cardinal Health, Inc.                                  1,086,500                104,372

Guidant Corp.                                          959,600                  71,310

Johnson & Johnson                                      3,984,900                307,834

Medtronic, Inc.                                        1,060,000                65,654

                                                                                739,743

MEDICAL FACILITIES MANAGEMENT - 1.8%

Health Management Associates, Inc. Class A (a)         4,851,850                114,018

HEALTHSOUTH Corp. (a)                                  3,217,100                80,830

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT - CONTINUED

Pacificare Health Sytems, Inc. Class B (a)             595,300                 $ 42,713

Tenet Healthcare Corp. (a)                             2,192,400                65,635

                                                                                303,196

TOTAL HEALTH                                                                    3,070,880

INDUSTRIAL MACHINERY & EQUIPMENT - 7.0%

ELECTRICAL EQUIPMENT - 4.5%

Alcatel Alsthom Compagnie Generale d'Electricite SA    708,635                  140,977

General Electric Co.                                   6,376,100                569,465

Honeywell, Inc.                                        700,200                  58,686

                                                                                769,128

INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%

Cooper Industries, Inc.                                1,118,200                58,636

Ingersoll-Rand Co.                                     1,650,250                72,920

Tyco International Ltd.                                2,721,700                168,575

                                                                                300,131

POLLUTION CONTROL - 0.7%

Waste Management, Inc.                                 2,172,790                119,775

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                          1,189,034

MEDIA & LEISURE - 5.4%

BROADCASTING - 2.5%

CBS Corp.                                              2,169,900                73,641

Clear Channel Communications, Inc. (a)                 1,081,900                60,789

Comcast Corp. Class A special                          1,439,800                65,376

MediaOne Group, Inc. (a)                               1,001,400                48,380

Tele-Communications, Inc. (TCI Group) Series A (a)     1,426,100                59,540

Time Warner, Inc.                                      1,238,887                111,577

                                                                                419,303

ENTERTAINMENT - 1.2%

Carnival Corp. Class A                                 2,343,100                86,548

Disney (Walt) Co.                                      3,557,900                122,525

Iwerks Entertainment, Inc. warrants 7/2/99 (a)         82                       -

                                                                                209,073

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.2%

Mirage Resorts, Inc. (a)                               1,664,000               $ 35,776

PUBLISHING - 0.7%

Times Mirror Co. Class A                               650,600                  39,077

Tribune Co.                                            1,188,100                79,900

                                                                                118,977

RESTAURANTS - 0.8%

Brinker International, Inc. (a)                        274,100                  5,345

McDonald's Corp.                                       2,054,300                137,253

                                                                                142,598

TOTAL MEDIA & LEISURE                                                           925,727

NONDURABLES - 11.5%

BEVERAGES - 2.9%

Coca-Cola Co. (The)                                    3,442,800                277,791

PepsiCo, Inc.                                          5,811,500                225,559

                                                                                503,350

FOODS - 1.9%

Heinz (H.J.) Co.                                       737,600                  40,660

Hershey Foods Corp.                                    992,300                  62,639

Quaker Oats Co.                                        1,298,100                68,637

Ralston Purina Co.                                     1,467,100                47,222

Sara Lee Corp.                                         2,018,800                101,192

                                                                                320,350

HOUSEHOLD PRODUCTS - 4.3%

Avon Products, Inc.                                    1,417,600                122,622

Clorox Co.                                             1,144,500                117,311

Colgate-Palmolive Co.                                  771,800                  71,343

Gillette Co.                                           4,318,300                226,171

Procter & Gamble Co.                                   2,530,200                200,835

                                                                                738,282

TOBACCO - 2.4%

Philip Morris Companies, Inc.                          9,203,900                403,246

TOTAL NONDURABLES                                                               1,965,228

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

RETAIL & WHOLESALE - 8.1%

APPAREL STORES - 0.9%

Gap, Inc.                                              1,828,600               $ 109,030

TJX Companies, Inc.                                    1,677,400                39,419

                                                                                148,449

DRUG STORES - 1.5%

CVS Corp.                                              1,137,100                46,621

Rite Aid Corp.                                         3,348,000                132,246

Walgreen Co.                                           1,926,500                83,201

                                                                                262,068

GENERAL MERCHANDISE STORES - 2.9%

Consolidated Stores Corp. (a)                          1,604,387                53,948

Costco Companies, Inc. (a)                             1,052,900                59,752

Dayton Hudson Corp.                                    1,739,500                83,170

Wal-Mart Stores, Inc.                                  4,655,200                293,860

                                                                                490,730

GROCERY STORES - 1.2%

Meyer (Fred), Inc. (a)                                 983,600                  43,340

Safeway, Inc. (a)                                      3,702,300                164,058

                                                                                207,398

RETAIL & WHOLESALE, MISCELLANEOUS - 1.6%

Home Depot, Inc.                                       3,506,500                146,835

Lowe's Companies, Inc.                                 765,400                  29,468

Staples, Inc. (a)                                      3,017,750                99,209

                                                                                275,512

TOTAL RETAIL & WHOLESALE                                                        1,384,157

SERVICES - 1.9%

ADVERTISING - 0.8%

Omnicom Group, Inc.                                    2,461,600                129,234

EDUCATIONAL SERVICES - 0.2%

Apollo Group, Inc. Class A (a)                         1,129,150                40,508

SERVICES - 0.9%

AccuStaff, Inc. (a)                                    1,991,800                47,056

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

SERVICES - CONTINUED

SERVICES - CONTINUED

Robert Half International, Inc. (a)                    639,450                 $ 34,051

Service Corp. International, Inc.                      1,877,900                71,125

                                                                                152,232

TOTAL SERVICES                                                                  321,974

TECHNOLOGY - 23.2%

COMMUNICATIONS EQUIPMENT - 4.2%

Advanced Fibre Communications, Inc. (a)                257,100                  5,126

Ascend Communications, Inc. (a)                        1,110,600                49,387

Aspect Telecommunications Corp. (a)                    1,416,500                45,195

Cisco Systems, Inc. (a)                                2,182,850                209,008

Lucent Technologies, Inc.                              2,828,642                261,473

OY Nokia AB sponsored ADR                              829,200                  72,244

Tellabs, Inc. (a)                                      1,075,900                80,995

                                                                                723,428

COMPUTER SERVICES & SOFTWARE - 8.4%

America Online, Inc.                                   848,900                  99,321

Automatic Data Processing, Inc.                        1,561,990                105,727

BMC Software, Inc.                                     1,420,500                70,048

Ceridian Corp. (a)                                     561,341                  32,102

Computer Associates International, Inc.                1,306,050                43,345

Compuware Corp. (a)                                    1,350,400                72,668

DST Systems, Inc. (a)                                  710,900                  44,609

Electronic Data Systems Corp.                          1,272,900                44,790

Equifax, Inc.                                          1,950,300                79,719

HBO & Co.                                              976,000                  28,762

J.D. Edwards & Co.                                     773,600                  28,913

Microsoft Corp. (a)                                    5,210,800                572,861

Oracle Corp. (a)                                       2,770,000                73,405

PeopleSoft, Inc. (a)                                   28,900                   1,089

Saville System PLC sponsored ADR (a)                   238,800                  6,030

Shared Medical Systems Corp.                           781,400                  53,038

SunGard Data Systems, Inc. (a)                         2,362,200                84,153

                                                                                1,440,580

COMPUTERS & OFFICE EQUIPMENT - 6.1%

Comdisco, Inc.                                         3,243,600                50,073

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT - CONTINUED

Compaq Computer Corp.                                  4,183,100               $ 137,519

Dell Computer Corp. (a)                                1,655,400                179,766

EMC Corp. (a)                                          2,158,600                105,771

Fore Systems, Inc. (a)                                 2,487,500                59,234

Gateway 2000, Inc. (a)                                 1,008,000                54,432

Hewlett-Packard Co.                                    1,257,100                69,769

IBM Corp.                                              804,700                  106,623

Pitney-Bowes, Inc.                                     3,023,600                152,692

Xerox Corp.                                            1,165,700                123,054

                                                                                1,038,933

ELECTRONIC INSTRUMENTS - 0.4%

Applied Materials, Inc. (a)                            365,500                  12,244

Novellus Systems, Inc. (a)                             1,508,900                59,224

                                                                                71,468

ELECTRONICS - 4.1%

Intel Corp.                                            4,073,660                343,970

Linear Technology Corp.                                1,222,290                73,108

Maxim Integrated Products, Inc. (a)                    1,414,300                45,258

Micron Technology, Inc. (a)                            2,038,300                68,028

Motorola, Inc.                                         394,300                  20,602

Texas Instruments, Inc.                                1,728,300                102,510

Xilinx, Inc. (a)                                       1,247,600                46,785

                                                                                700,261

TOTAL TECHNOLOGY                                                                3,974,670

UTILITIES - 3.1%

CELLULAR - 0.2%

Nextel Communications, Inc. Class A (a)                1,102,100                29,516

TELEPHONE SERVICES - 2.9%

AT&T Corp.                                             2,334,400                141,523

MCI Communications Corp.                               1,149,700                74,443

SBC Communications, Inc.                               2,659,500                108,707

COMMON STOCKS - CONTINUED

                                                      SHARES                   VALUE (NOTE 1)
                                                                               (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Telebras sponsored ADR (a)                             413,700                 $ 50,290

WorldCom, Inc. (a)                                     2,486,600                131,479

                                                                                506,442

TOTAL UTILITIES                                                                 535,958

TOTAL COMMON STOCKS                                                16,465,218
(Cost $11,295,386)


CASH EQUIVALENTS - 3.9%



Taxable Central Cash Fund (b)           668,217,671                 668,218

TOTAL INVESTMENT IN SECURITIES - 100%                $ 17,133,436
(Cost $11,963,604)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.62%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $11,969,777,000. Net unrealized appreciation aggregated $5,163,659,000, of which $5,408,369,000 related to appreciated investment securities and $244,710,000 related to depreciated investment securities.
The fund hereby designates approximately $431,972,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                           JULY 31, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $11,963,604) -                   $ 17,133,436
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                            144,551

RECEIVABLE FOR FUND SHARES SOLD                                            45,476

DIVIDENDS RECEIVABLE                                                       10,342

INTEREST RECEIVABLE                                                        2,866

OTHER RECEIVABLES                                                          742

 TOTAL ASSETS                                                              17,337,413

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                              $ 238,454

PAYABLE FOR FUND SHARES REDEEMED                                82,016

ACCRUED MANAGEMENT FEE                                          6,721

OTHER PAYABLES AND ACCRUED EXPENSES                             3,981

 TOTAL LIABILITIES                                                         331,172

NET ASSETS                                                                $ 17,006,241

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 10,969,219

UNDISTRIBUTED NET INVESTMENT INCOME                                        41,266

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      825,828
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  5,169,928
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 361,351 SHARES OUTSTANDING                                $ 17,006,241

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                             $47.06
($17,006,241 (DIVIDED BY) 361,351 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $47.06)                     $48.52



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                   YEAR ENDED JULY 31, 1998

INVESTMENT INCOME                                                     $ 142,667
DIVIDENDS

INTEREST                                                               32,929

 TOTAL INCOME                                                          175,596

EXPENSES

MANAGEMENT FEE                                            $ 85,630
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (18,210)

TRANSFER AGENT FEES                                        33,554

ACCOUNTING FEES AND EXPENSES                               835

NON-INTERESTED TRUSTEES' COMPENSATION                      64

CUSTODIAN FEES AND EXPENSES                                370

REGISTRATION FEES                                          1,087

AUDIT                                                      134

LEGAL                                                      70

MISCELLANEOUS                                              57

 TOTAL EXPENSES BEFORE REDUCTIONS                          103,591

 EXPENSE REDUCTIONS                                        (2,642)     100,949

NET INVESTMENT INCOME                                                  74,647

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     1,048,125

 FOREIGN CURRENCY TRANSACTIONS                             (659)       1,047,466

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,649,172

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              115         1,649,287

NET GAIN (LOSS)                                                        2,696,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 2,771,400
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         JULY 31,      JULY 31,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 74,647      $ 81,862
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 1,047,466     397,079

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,649,287     3,376,584

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,771,400     3,855,525
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (83,745)      (77,278)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (562,631)     (604,630)

 TOTAL DISTRIBUTIONS                                      (646,376)     (681,908)

SHARE TRANSACTIONS                                        5,357,347     3,742,863
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            636,271       668,511

 COST OF SHARES REDEEMED                                  (3,989,701)   (2,887,001)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,003,917     1,524,373
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,128,941     4,697,990

NET ASSETS

 BEGINNING OF PERIOD                                      12,877,300    8,179,310

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 17,006,241  $ 12,877,300
INCOME OF $41,266 AND $55,275, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     126,191       109,213

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  16,359        22,656

 REDEEMED                                                 (93,696)      (85,260)

 NET INCREASE (DECREASE)                                  48,854        46,609




FINANCIAL HIGHLIGHTS
                                              YEARS ENDED JULY 31,

                                 1998      1997      1996     1995      1994
SELECTED PER-SHARE DATA

NET ASSET VALUE,                 $ 41.21   $ 30.76   $ 32.59  $ 25.14   $ 25.72
BEGINNING OF PERIOD

INCOME FROM
INVESTMENT OPERATIONS

 NET INVESTMENT INCOME            .22 C     .28 C     .34      .07 C     .12

 NET REALIZED AND                 7.64      12.70     .42      7.96      3.43
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT            7.86      12.98     .76      8.03      3.55
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME       (.26)     (.28)     (.12)    -         (.01)

 FROM NET REALIZED GAIN           (1.75)    (2.25)    (2.47)   (.58)     (4.12)

 TOTAL DISTRIBUTIONS              (2.01)    (2.53)    (2.59)   (.58)     (4.13)

NET ASSET VALUE, END OF PERIOD   $ 47.06   $ 41.21   $ 30.76  $ 32.59   $ 25.14

TOTAL RETURN A, B                 20.17%    45.50%    2.19%    32.64%    14.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD        $ 17,006  $ 12,877  $ 8,179  $ 6,421   $ 2,229
(IN MILLIONS)

RATIO OF EXPENSES TO              .72%      .80%      .98%     1.05%     1.27%
AVERAGE NET ASSETS

RATIO OF EXPENSES                 .70% D    .78% D    .95% D   1.02% D   1.22% D
TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME    .52%      .81%      1.10%    .25%      .21%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE           49%       51%       206%     182%      271%

AVERAGE COMMISSION RATE E        $ .0448   $ .0441


N THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
O TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
P NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
Q FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES(SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
R FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund.
Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $8,263,640,000 and $6,825,887,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .47% of average net assets after the performance adjustment.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of the fund. Prior to October
12, 1990,
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
FDC received a sales charge of up to 2% and a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges of $4,097,000 of which $4,066,000 was retained, and deferred sales charges of $19,000, respectively, on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,863,796 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,884,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $757,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund (a fund of Fidelity Securities Fund) at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Growth Fund 's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP    PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      9/8/97 12/22/97 9/8/98

RECORD DATE   9/5/97 12/19/97 9/4/98

DIVIDENDS     $ .16  $ .10    $ .10

SHORT-TERM
CAPITAL GAINS $ .33  $ .29    $ .36

LONG-TERM
CAPITAL GAINS $ .80  $ .33    $1.70

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 54.80% 54.95%
 20% rate 45.20% 45.05%
A total of 0.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 44% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
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Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA


Fidelity Brokerage Services, Inc.
100 Summer St., Boston, MA 02110  Member NYSE/SIPC

MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
John McDowell, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

BCF-ANN-0998 60538
1.536058.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant SM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
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 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
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(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

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82 Devonshire St., Boston, MA 02109
www.fidelity.com